Exhibit 10.1

EXHIBIT 1.1-1

NOTICE OF ACCOUNT DESIGNATION

[Date]

Wachovia Bank, National Association

One Wachovia Center, TW-10

301 South College Street

Charlotte, North Carolina 28288-0680

Attn: Syndication Agency Services

Ladies and Gentlemen:

This Notice of Account Designation is delivered to you by UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”), under the Credit Agreement dated as of January     , 2007 (as amended, restated or otherwise modified, the “Credit Agreement”) by and among the Company, the Banks party thereto and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (the “Agent”).

The Agent is hereby authorized to disburse all Loan proceeds into the following account, unless the Company shall designate, in writing to the Agent, one or more other accounts:

Bank Name: [ ]
ABA Routing Number: [ ]
Account Number: [ ]

Notwithstanding the foregoing, on the Closing Date of the Credit Agreement, funds borrowed under the Credit Agreement shall be sent to the institutions and/or persons designated on payment instructions to be delivered separately.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this      day of January, 2007.

[CORPORATE SEAL]	UNIVERSAL HEALTH REALTY INCOME TRUST, a Maryland real estate investment trust

By:
Name:
Title:

EXHIBIT 1.1-2

SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY, dated as of the      day of January, 2007 (this “Guaranty”), is made by each of the undersigned Subsidiaries and each Significant Subsidiary that may become a party hereto by execution of a Guarantor Accession (as defined below) (the “Guarantors”) of UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of the State of Maryland (the “Company”), in favor of the Guaranteed Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.

RECITALS

A. The Company, certain financial institutions from time to time party thereto (collectively, the “Banks”), and Wachovia Bank, National Association, as administrative agent for the Banks (in such capacity, the “Agent”), are parties to a Credit Agreement, dated as of January     , 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Company upon the terms and conditions set forth therein.

B. It is a condition to the extension of credit to the Company under the Credit Agreement that (1) each Guarantor shall have agreed, by executing and delivering this Guaranty, to guarantee to the Guaranteed Parties the payment in full of the Guaranteed Obligations (as hereinafter defined) and (2) promptly upon the formation or acquisition of any additional Significant Subsidiary, and in any event within 30 days thereof, the Company shall cause such additional Significant Subsidiary to execute a Guarantor Accession (as defined herein) pursuant to Section 7.33 of the Credit Agreement.

C. The Company and the Guarantors are engaged in related businesses and undertake certain activities and operations on an integrated basis. Each Guarantor will therefore obtain benefits as a result of the extension of credit to the Company under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Guaranty.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Guaranteed Parties to enter into the Credit Agreement and to induce the Banks to extend credit to the Company thereunder, each Guarantor hereby agrees as follows:

1. Guaranty. (a) Each Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally:

(i) guarantees to the Banks (including any Bank in its capacity as a counterparty to any Hedging Agreement with the Company), the Swingline Lender, the Issuing Bank and the Agent (collectively, the “Guaranteed Parties”) the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all Obligations of the Company under the Credit Agreement and the other Loan Documents, including, without limitation, all principal of and interest on the Loans, all fees, expenses, indemnities and other amounts payable by the Company under the Credit Agreement or any other Loan Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Company seeking relief under any Insolvency Laws (as hereinafter defined), whether or not the claim for such interest is allowed in such proceeding), all obligations of the Company under any Hedging Agreement, and all Obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, in each case whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (all liabilities and obligations described in this clause (i), collectively, the “Guaranteed Obligations”); and

(ii) agrees to pay or reimburse upon demand all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred or paid by (y) any Guaranteed Party in connection with any suit, action or proceeding to enforce or protect any rights of the Guaranteed Parties hereunder and (z) the Agent in connection with any amendment, modification or waiver hereof or consent pursuant hereto (all liabilities and obligations described in this clause (ii), collectively; the “Other Obligations”; and the Other Obligations, together with the Guaranteed Obligations, the “Total Obligations”).

(b) Notwithstanding the provisions of subsection (a) above and notwithstanding any other provisions contained herein or in any other Loan Document:

(i) no provision of this Guaranty shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to applicable law; and

(ii) the liability of each Guarantor under this Guaranty as of any date shall be limited to a maximum aggregate amount (the “Maximum Guaranteed Amount”) equal to the greatest amount that would not render such Guarantor’s obligations under this Guaranty subject to avoidance, discharge or reduction as of such date as a fraudulent transfer or conveyance under applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws (collectively, “Insolvency Laws”), in each instance after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under applicable Insolvency Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Company or any of its Affiliates to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder, and after giving effect as assets to the value (as determined under applicable Insolvency Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (y) applicable law or (z) any agreement (including this Guaranty) providing for an equitable allocation among such Guarantor and other Affiliates of the Company of obligations arising under guaranties by such parties).

(c) The guaranty of each Guarantor set forth in this Section is a guaranty of payment as a primary obligor, and not a guaranty of collection. Each Guarantor hereby acknowledges and agrees that the Guaranteed Obligations, at any time and from time to time, may exceed the Maximum Guaranteed Amount of such Guarantor and may exceed the aggregate of the Maximum Guaranteed Amounts of all Guarantors, in each case without discharging, limiting or otherwise affecting the obligations of any Guarantor hereunder or the rights, powers and remedies of any Guaranteed Party hereunder or under any other Loan Document.

2. Guaranty Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute and unconditional, are independent of the Guaranteed Obligations or other guaranty or liability in respect thereof, whether given by such Guarantor or any other Person, and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Guarantor has notice or knowledge thereof:

(i) any change in the time, manner or place of payment of, or in any other term of, any Guaranteed Obligations or any guaranty or other liability in respect thereof, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;

(ii) the invalidity or unenforceability of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any provisions of the Credit Agreement, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;

(iii) the addition or release of Guarantors hereunder or the taking, acceptance or release of other guarantees of any Guaranteed Obligations or for any guaranty or other liability in respect thereof;

(iv) any discharge, modification, settlement, compromise or other action in respect of any Guaranteed Obligations or any guaranty or other liability in respect thereof, including any acceptance or refusal of any offer or performance with respect to the same or the subordination of the same to the payment of any other obligations;

(v) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Guaranteed Obligations, any guaranty or other liability in respect thereof;

(vi) the exercise of any right or remedy available under the Loan Documents, at law, in equity or otherwise in respect of any Guaranteed Obligations or for any guaranty or other liability in respect thereof, in any order and by any manner thereby permitted;

(vii) any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Company or any other Person directly or indirectly liable for any Guaranteed Obligations; or

(viii) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Company, any Guarantor or a surety or guarantor generally, other than the occurrence of all of the following: (x) the payment in full of the Total Obligations, (y) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Company under, each Hedging Agreement to which the Company and any Bank are parties (the events in clauses (x), (y) and (z) above, collectively, the “Termination Requirements”).

3. Certain Waivers. Each Guarantor hereby knowingly, voluntarily and expressly waives:

(i) presentment, demand for payment, demand for performance, protest and notice of any other kind, including, without limitation, notice of nonpayment or other nonperformance (including notice of default under any Loan Document with respect to any Guaranteed Obligations), protest, dishonor, acceptance hereof, extension of additional credit to the Company and of any of the matters referred to in Section 2 hereof and of any rights to consent thereto;

(ii) any right or defense based on or arising by reason of any right or defense of the Company or any other Person, including, without limitation, any defense based on or arising from a lack of authority or other disability of the Company or any other Person, the invalidity or unenforceability of any Guaranteed Obligations or any Loan Document or other agreement or instrument delivered pursuant thereto, or the cessation of the liability of the Company for any reason other than the satisfaction of the Termination Requirements;

(iii) any defense based on any Guaranteed Party’s acts or omissions in the administration of the Guaranteed Obligations, any guaranty or other liability in respect thereof or other security for any of the foregoing;

(iv) any right to assert against any Guaranteed Party, as a defense, counterclaim, crossclaim or set-off, any defense, counterclaim, claim, right of recoupment or set-off that it may at any time have against any Guaranteed Party (including, without limitation, failure of consideration, statute of limitations, payment, accord and satisfaction and usury), other than compulsory counterclaims; and

(v) any defense based on or afforded by any applicable law that limits the liability of or exonerates guarantors or sureties or that may in any other way conflict with the terms of this Guaranty.

4. Waiver of Subrogation; Subordination. Until all of the Obligations have been paid in full, each Guarantor hereby knowingly, voluntarily and expressly waives all claims and rights that it may have against the Company at any time as a result of any payment made under or in connection with this Guaranty or the performance or enforcement hereof, including all rights of subrogation to the rights of any of the Guaranteed Parties against the Company, all rights of indemnity, contribution or reimbursement against the Company, all rights to enforce any remedies of any Guaranteed Party against the Company, in each case whether such claims or rights arise by contract, statute (including without limitation the Bankruptcy Code), common law or otherwise. Each Guarantor agrees that all indebtedness and other obligations, whether now or hereafter existing, of the Company or any other Subsidiary of the Company to such Guarantor, including, without limitation, any such indebtedness in any proceeding under the Bankruptcy Code and any intercompany receivables, together with any interest thereon, shall be, and hereby are, subordinated and made junior in right of payment to the Total Obligations. Each Guarantor further agrees that if any amount shall be paid to or any distribution received by any Guarantor (i) on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default hereunder or under the Credit Agreement, or (ii) on account of any such rights of subrogation, indemnity, contribution or reimbursement at any time prior to the satisfaction of the Termination Requirements, such amount or distribution shall be deemed to have been received and to be held in trust for the benefit of the Guaranteed Parties, and shall forthwith be delivered to the Agent in the form received (with any necessary endorsements in the case of written instruments), to be applied against the Guaranteed Obligations, whether or not matured, in accordance with the terms of the applicable Loan Documents and without in any way discharging, limiting or otherwise affecting the liability of such

Guarantor under any other provision of this Guaranty. Additionally, in the event the Company or any Subsidiary of the Company becomes a “debtor” within the meaning of the Bankruptcy Code, the Agent shall be entitled, at its option, on behalf of the Guaranteed Parties and as attorney-in-fact for each Guarantor, and is hereby authorized and appointed by each Guarantor, to file proofs of claim on behalf of each relevant Guarantor and vote the rights of each such Guarantor in any plan of reorganization, and to demand, sue for, collect and receive every payment and distribution on any indebtedness of the Company or such Subsidiary to any Guarantor in any such proceeding, each Guarantor hereby assigning to the Agent all of its rights in respect of any such claim, including the right to receive payments and distributions in respect thereof.

5. Representations and Warranties. Each Guarantor hereby represents and warrants to the Guaranteed Parties as follows:

(a) Such Guarantor (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and (b) has the full power and authority to execute, deliver and perform this Guaranty, to own and hold its property and to engage in its business as presently conducted.

(b) Such Guarantor has taken all necessary corporate or limited liability company action to execute, deliver and perform this Guaranty. This Guaranty constitutes, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles.

(c) The execution, delivery and performance by such Guarantor of this Guaranty, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws, (ii) contravene any Requirement of Law applicable to it, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iv) result in or require the creation or imposition of any Lien upon any of its properties, except to the extent that the failure of any of the foregoing to be true could not be reasonably expected to have a Material Adverse Effect.

(d) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Guarantor of this Guaranty or the legality, validity or enforceability hereof.

(e) There are no actions, investigations, suits or proceedings pending or, to the knowledge of such Guarantor, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting such Guarantor or any of its properties that would be reasonably likely to have a Material Adverse Effect or (ii) with respect to this Guaranty.

(f) Such Guarantor has been provided with a true and complete copy of the executed Credit Agreement, as in effect as of the date it became a party hereto, and its principal officers are familiar with the contents thereof, particularly insofar as the contents thereof relate or apply to such Guarantor.

(g) This Guaranty shall be a Loan Document and shall inure to the benefit of and be enforceable by each Guaranteed Party and its successors and assigns.

6. Events of Default. An Event of Default shall exist upon the occurrence of any Event of Default as defined in the Credit Agreement (each an “Event of Default”).

7. Financial Condition of the Company. Each Guarantor represents that it has knowledge of the Company’s financial condition and affairs and that it has adequate means to obtain from the Company on an ongoing basis information relating thereto and to the Company’s ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect with respect to such Guarantor. Each Guarantor agrees that the Guaranteed Parties shall have no obligation to investigate the financial condition or affairs of the Company for the benefit of any Guarantor nor to advise any Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Company that might become known to any Guaranteed Party at any time, whether or not such Guaranteed Party knows or believes or has reason to know or believe that any such fact or change is unknown to any Guarantor, or might (or does) materially increase the risk of any Guarantor as guarantor, or might (or would) affect the willingness of any Guarantor to continue as a guarantor of the Guaranteed Obligations.

8. Payments; Application; Set-Off. (a) Each Guarantor agrees that, upon the failure of the Company to pay any Guaranteed Obligations when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise), and without limitation of any other right or remedy that any Guaranteed Party may have at law, in equity or otherwise against such Guarantor, such Guarantor will, subject to the provisions of Section 1(b), forthwith pay or cause to be paid to the Agent, for the benefit of the Guaranteed Parties, an amount equal to the amount of the Guaranteed Obligations then due and owing as aforesaid.

(b) All payments made by each Guarantor hereunder will be made in Dollars to the Agent, without set-off, counterclaim or other defense and, in accordance with Section 3.8 of the Credit Agreement, each Guarantor hereby agreeing to comply with and be bound by the provisions of Section 3.8 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Section are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein at length.

(c) All payments made hereunder shall be applied upon receipt in the manner set forth in Section 3.2 of the Credit Agreement.

(d) For purposes of applying amounts in accordance with this Section, the Agent shall be entitled to rely upon any Guaranteed Party that has entered into a Hedging Agreement with the Company for a determination (which such Guaranteed Party agrees to provide or cause to be provided upon request of the Agent) of the outstanding Guaranteed Obligations owed to such Guaranteed Party under any such Hedging Agreement. Unless it has actual knowledge (including by way of written notice from any such Guaranteed Party) to the contrary, the Agent, in acting hereunder, shall be entitled to assume that no Hedging Agreements or Obligations in respect thereof are in existence between any Guaranteed Party and the Company.

(e) The Guarantors shall remain jointly and severally liable to the extent of any deficiency between the amount of all payments made hereunder and the aggregate amount of the Total Obligations.

(f) In addition to all other rights and remedies available under the Loan Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, each Guaranteed Party may, and is hereby authorized by each Guarantor, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by each Guarantor, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by such Guaranteed Party to or for the credit or the account of such Guarantor against any or all of the obligations of such Guarantor to such Guaranteed Party hereunder now or hereafter existing. Each Guaranteed Party agrees to notify any affected Guarantor promptly after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

9. No Waiver. The rights and remedies of the Guaranteed Parties expressly set forth in this Guaranty and the other Loan Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Guarantors and the Guaranteed Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or any other Loan Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Guaranteed Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

10. Enforcement. The Guaranteed Parties agree that, except as provided in Section 8(f), this Guaranty may be enforced only by the Agent, acting upon the instructions or with the consent of the Banks as provided for in the Credit Agreement, and that no Guaranteed Party shall have any right individually to enforce or seek to enforce this Guaranty. The obligations of each Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against each Guarantor whether or not action is brought against the Company or any other Guarantor and whether or not the Company or any other Guarantor is joined in any such action. Each Guarantor agrees that to the extent all or part of any payment of the Guaranteed Obligations made by any Person is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by or on behalf of any Guaranteed Party to a trustee, receiver or any other party under any insolvency laws (the amount of any such payment, a “Reclaimed Amount”), then, to the extent of such Reclaimed Amount, this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Guaranteed Obligations intended to be satisfied as if such payment had not been received; and each Guarantor acknowledges that the term “Guaranteed Obligations” includes all Reclaimed Amounts that may arise from time to time.

11. Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any Guarantor from, any provision of this Guaranty, shall be effective unless in a writing signed by the Guarantors, the Agent and such of the Banks as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

12. Addition, Release of Guarantors. Each Guarantor recognizes that the provisions of the Credit Agreement require Persons that become Significant Subsidiaries of the Company and that are not already parties hereto to become Guarantors hereunder by executing a Guarantor Accession in the form attached hereto as Exhibit A (the “Guarantor Accession”), and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Agent’s actions in effecting the same or in releasing any Guarantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Guarantor.

13. Continuing Guaranty; Term; Successors and Assigns; Assignment; Survival. This Guaranty is a continuing guaranty and covers all of the Guaranteed Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until satisfaction of all of the Termination Requirements, (ii) be binding upon and enforceable against each Guarantor and its successors and assigns (provided, however, that no Guarantor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Banks) and (iii) inure to the benefit of and be enforceable by each Guaranteed Party and its successors and assigns. Without limiting the generality of clause (iii) above, any Guaranteed Party may, in accordance with the provisions of the Credit Agreement, assign all or a portion of the Guaranteed Obligations held by it (including by the sale of participations), whereupon each Person that becomes the holder of any such Guaranteed Obligations shall (except as may be otherwise agreed between such Guaranteed Party and such Person) have and may exercise all of the rights and benefits in respect thereof granted to such Guaranteed Party under this Guaranty or otherwise. Each Guarantor hereby irrevocably waives notice of and consents in advance to the assignment as provided above from time to time by any Guaranteed Party of all or any portion of the Guaranteed Obligations held by it and of the corresponding rights and interests of such Guaranteed Party hereunder in connection therewith. All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Guaranty and any Guarantor Accession.

14. Governing Law; Consent to Jurisdiction; Appointment of Company as Representative, Process Agent, Attorney-in-Fact. (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NORTH CAROLINA AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. THE GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT.

(b) NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY GUARANTEED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

15. Waiver of Jury Trial. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH GUARANTEED PARTY, HEREBY WAIVES, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY PROCEEDING TO WHICH ANY GUARANTEED PARTY OR SUCH GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY GUARANTEED PARTY OR SUCH GUARANTOR.

16. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed,

telegraphed, telexed, telecopied, cabled or delivered (a) if to any Guarantor, in care of the Company and at the Company’s address for notices set forth in the Credit Agreement and (b) if to any Guaranteed Party, at its address for notices set forth on Schedule 11.5 of the Credit Agreement; or to such other address as any of the Persons listed above may designate for itself by like notice to the other Persons listed above; and in each case, with copies to such other Persons as may be specified under the provisions of the Credit Agreement. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery; provided that notices and communications to the Agent shall not be effective until received by the Agent.

17. Severability. To the extent any provision of this Guaranty is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Guaranty in any jurisdiction.

18. Construction. The headings of the various sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

19. Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Guaranty shall become effective, as to any Guarantor, upon the execution and delivery by such Guarantor of a counterpart hereof or a Guarantor Accession.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its duly authorized officers as of the date first above written.

73 MEDICAL BUILDING, LLC, a Connecticut limited liability company

By:
Name:
Title:

CYPRESSWOOD INVESTMENTS, L.P., a Georgia Limited Partnership

By:	Universal Health Realty Income Trust, its general partner

By:
Name:
Title:

Accepted and agreed to:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for the Banks

By:
Name:
Title:

EXHIBIT A

GUARANTOR ACCESSION

THIS GUARANTOR ACCESSION (this “Accession”), dated as of                     ,     , is executed and delivered by [NAME OF NEW GUARANTOR], a                      [corporation][limited liability company] (the “Subsidiary Guarantor”), pursuant to the Subsidiary Guaranty referred to hereinbelow.

Reference is made to the Credit Agreement, dated as of January     , 2007, among Universal Health Realty Income Trust, a real estate investment trust organized under the laws of the State of Maryland (the “Company”), the Banks party thereto, and the Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”). In connection with and as a condition to the Banks’ entering into the Credit Agreement and making the initial and continued extensions of credit to the Company thereunder, the Subsidiary Guarantor and certain of its subsidiaries have executed and delivered a Subsidiary Guaranty, dated as of January     , 2007 (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), pursuant to which such subsidiaries have guaranteed the payment in full of the obligations of the Company under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings given to them in the Subsidiary Guaranty.

The Company has agreed under Section 7.33 of the Credit Agreement to cause certain of its future subsidiaries to become parties to the Subsidiary Guaranty as guarantors thereunder. The Subsidiary Guarantor is a subsidiary of the Company. The Subsidiary Guarantor will obtain benefits as a result of the continued extension of credit to the Company under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Banks to continue to extend credit to the Company under the Credit Agreement, the Subsidiary Guarantor hereby agrees as follows:

1. The Subsidiary Guarantor hereby joins in and agrees to be bound by each and all of the provisions of the Subsidiary Guaranty as a Guarantor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 1 of the Subsidiary Guaranty, the Subsidiary Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally with each other Guarantor, guarantees to the Guaranteed Parties the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all of the Guaranteed Obligations, and agrees to pay or reimburse upon demand all Other Obligations, all on the terms and subject to the conditions set forth in the Subsidiary Guaranty.

2. The Subsidiary Guarantor hereby represents and warrants that after giving effect to this Accession, each representation and warranty contained in Section 5 of the Subsidiary Guaranty is true and correct with respect to the Subsidiary Guarantor as of the date hereof, as if such representations and warranties were set forth at length herein.

3. This Accession shall be a Loan Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the Subsidiary Guarantor and its successors and assigns, and shall inure to the benefit of and be enforceable by each Guaranteed Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Subsidiary Guaranty and made a part thereof.

IN WITNESS WHEREOF, the Subsidiary Guarantor has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[NAME OF NEW GUARANTOR]

By:

Title:

2

EXHIBIT 2.2

[FORM OF]

NOTICE OF BORROWING

[Date]

Wachovia Bank, National Association, as Agent

under the Credit Agreement referred to below

One Wachovia Center, TW-10

301 South College Street

Charlotte, North Carolina 28288-0680

Attn: Syndication Agency Services

Ladies and Gentlemen:

Pursuant to Section 2.2 and/or Section 2.14 of the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of January     , 2007 among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”), the banks and other financial institutions from time to time party thereto (the “Banks”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for the Banks, the Company hereby requests the following:

I.	Revolving Loans to be made on [date] as follows (the “Proposed Borrowing”):

(1)	Total Amount of Revolving Loans		$

(2)	Amount of (1) to be allocated to LIBO Rate Loans		$

(3)	Amount of (1) to be allocated to Base Rate Loans		$

(4)	Interest Periods and amounts to be allocated thereto in respect of LIBO Rate Loans (amounts must total (2)):

	(i)	one month	$

	(ii)	two months	$

	(iii)	three months	$

	(iv)	six months	$

	(v)	nine months	$

	(vi)	twelve months	$

		Total LIBO Rate Loans	$

NOTE:	BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A) WITH RESPECT TO LIBO RATE LOANS $100,000 AND $100,000 INCREMENTS IN EXCESS THEREOF AND (B) WITH RESPECT TO BASE RATE LOANS, $100,000 AND $100,000 INCREMENTS IN EXCESS THEREOF.

II.	Swingline Loans to be made on [date] as follows:

(1)	Total Amount of Swingline Loans	$

NOTE:	SWINGLINE LOAN BORROWINGS MUST BE IN MINIMUM AMOUNTS OF $100,000 AND IN INTEGRAL AMOUNTS OF $100,000 IN EXCESS THEREOF.

Terms defined in the Credit Agreement shall have the same meanings when used herein.

The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

(A) the applicable representations and warranties contained in the Credit Agreement and in the other Loan Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Borrowing (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

(B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

Very truly yours,

UNIVERSAL HEALTH REALTY INCOME TRUST a Maryland real estate investment trust

By:
Name:
Title:

EXHIBIT 2.5(a)

[FORM OF]

REVOLVING NOTE

January     , 2007

FOR VALUE RECEIVED, the undersigned, UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”) hereby unconditionally promises to pay, on the Maturity Date (as defined in the Credit Agreement referred to below), to the order of                      (the “Bank”) at the office of Wachovia Bank, National Association located at One Wachovia Center, 301 South College Street, 5th Floor, Charlotte, North Carolina 28288, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the undersigned pursuant to Section 2.2 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law and when required by the Credit Agreement, accrued interest owing hereunder from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Note is authorized to endorse the date and amount of each Revolving Loan pursuant to Section 2.2 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBO Rate Loan or a Base Rate Loan on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

This Note is one of the Notes referred to in the Credit Agreement dated as of the date hereof among the Company, the Bank, the other banks and financial institutions from time to time parties thereto and Wachovia Bank, National Association, as Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and is entitled to the benefits thereof. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Company agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

UNIVERSAL HEALTH REALTY INCOME TRUST,
a Maryland real estate investment trust

By:
Name:
Title:

SCHEDULE 1

to

Note

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Loan	Type of Loan[1]	Interest Rate	Interest Period	Maturity Date	Principal Paid or Converted	Principal Balance	Notation Made By

[1]	The type of Loan may be represented by “L” for LIBO Rate Loans or “BR” for Base Rate Loans.

EXHIBIT 2.14(D)

[FORM OF]

SWINGLINE NOTE

FOR VALUE RECEIVED, the undersigned, UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”) hereby unconditionally promises to pay, on the Maturity Date (as defined in the Credit Agreement referred to below), to the order of                      (the “Bank”) at the office of Wachovia Bank, National Association located at One Wachovia Center, 301 South College Street, 5th Floor, Charlotte, North Carolina 28288, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Swingline Loans made by the Bank to the undersigned pursuant to Section 2.14 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law and when required by the Credit Agreement, accrued interest owing hereunder from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Note is authorized to endorse the date and amount of each Swingline Loan made pursuant to Section 2.14 of the Credit Agreement and each payment of principal and interest with respect thereto on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed (absent error); provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

This Note is one of the Notes referred to in the Credit Agreement dated as of the date hereof among the Company, the Bank, the other banks and financial institutions from time to time parties thereto and Wachovia Bank, National Association, as Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and is entitled to the benefits thereof. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Company agrees to pay, in addition to principal and interest, all costs of collection, including reasonable documented attorneys’ fees.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

UNIVERSAL HEALTH REALTY INCOME TRUST,
a Maryland real estate investment trust

By:
Name:
Title:

SCHEDULE 1

to

Swingline Note

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Loan	Type of Loan	Interest Rate	Principal Paid	Principal Balance	Notation Made By

EXHIBIT 2.6

[FORM OF]

NEW COMMITMENT AGREEMENT

Reference is made to the Credit Agreement dated as of January     , 2007 (as amended, restated or otherwise modified, the “Credit Agreement”) by and among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”), the Banks party thereto and Wachovia Bank, National Association, as administrative agent for the Banks (in such capacity, the “Agent”). All of the defined terms in the Credit Agreement are incorporated herein by reference.

1. Effective as of the Effective Date set forth below, the undersigned Bank hereby confirms its Commitment, in the aggregate principal amount set forth below, to make Loans in accordance with the provisions of Article II of the Credit Agreement. If the undersigned Bank is already a Bank under the Credit Agreement, such Bank acknowledges and agrees that such Commitment is in addition to any existing Commitment of such Bank under the Credit Agreement. If the undersigned Bank is not already a Bank under the Credit Agreement, such Bank hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Bank acknowledges and agrees that it will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its such Commitment, have the rights and obligations of a Bank thereunder.

2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Amount of such Commitment: $

Effective Date of such Commitment:                     ,

The terms set forth above are hereby agreed to:

[Bank]

By:
Name:
Title:

CONSENTED TO (as required by the Credit Agreement):

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

UNIVERSAL HEALTH REALTY INCOME TRUST
a Maryland real estate investment trust

By:
Name:
Title:

EXHIBIT 2.10

NOTICE OF PREPAYMENT

Dated as of:

Wachovia Bank, National Association,

as Agent

201 South College Street, CP-8

Charlotte, North Carolina 28288-0680

Attention: Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Notice of Prepayment is delivered to you by Universal Health Realty Income Trust (the “Company”), in connection with Section 2.10(a) of the Credit Agreement dated as of January     , 2007 (as amended, restated or otherwise modified, the “Credit Agreement”) by and among the Company, the Banks from time to time party thereto, and Wachovia Bank, National Association, as administrative agent (the “Agent”).

1. The Company hereby provides notice to the Agent that it shall repay the following [Base Rate Loans] [LIBO Rate Loans] [Swingline Loans] in an amount equal to                     .

2. The Company shall repay the above-referenced Loans on the following Business Day:                     . (Complete with a Business Day at least one (1) Business Day subsequent to the date of this Notice of Prepayment with respect to any Base Rate Loan and three (3) Business Days subsequent to the date of this Notice of Prepayment with respect to any LIBO Rate Loan).

4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this      day of             ,         .

UNIVERSAL HEALTH REALTY INCOME TRUST

By:
Name:
Title:

EXHIBIT 2.13

[FORM OF]

NOTICE OF CONVERSION/EXTENSION]

[Date]

Wachovia Bank, National Association, as Agent

under the Credit Agreement referred to below

One Wachovia Center, TW-10

301 South College Street

Charlotte, North Carolina 28288-0680

Attn: Syndication Agency Services

Ladies and Gentlemen:

Pursuant to Section 2.13 of the Credit Agreement dated as of January     , 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”), the banks and other financial institutions from time to time parties thereto (the “Banks”) and Wachovia Bank, National Association, as Agent for the Banks, the Company hereby requests conversion or extension of the following Revolving Loans be made on [date] as follows (the “Proposed Conversion/Extension”):

(1)	Total Amount of Revolving Loans to be converted/extended		$

(2)	Amount of (1) to be allocated to LIBO Rate Loans		$

(3)	Amount of (l) to be allocated to Base Rate Loans		$

(4)	Interest Periods and amounts to be allocated thereto in respect of LIBO Rate Loans (amounts must total (2)):

	(i)	one month	$

	(ii)	two months	$

	(iii)	three months	$

	(iv)	six months	$

	(v)	nine months	$

	(vi)	twelve months	$

		Total LIBO Rate Loans	$

NOTE:	BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A) WITH RESPECT TO LIBO RATE LOANS, $100,000 and $100,000 INCREMENTS IN EXCESS THEREOF AND (B) WITH RESPECT TO BASE RATE LOANS $100,000 AND $100,000 INCREMENTS IN EXCESS THEREOF.

Terms defined in the Credit Agreement shall have the same meanings when used herein.

The undersigned hereby certifies as of the date hereof and on the-date of the Proposed Conversion/Extension that no Default or Event of Default has occurred and is continuing, or would result from such Proposed Conversion/Extension or from the application of the proceeds thereof.

Very truly yours,

UNIVERSAL HEALTH REALTY INCOME TRUST a Maryland real estate investment trust

By:
Name:
Title:

EXHIBIT 5.1(b)

FORM OF OPINION OF COMPANY COUNSEL

January 19, 2007

Wachovia Bank, National Association, as Agent

and each of the Banks party to the

Credit Agreement referred to below

201 South College Street, CP-23

Charlotte, North Carolina 28288-0680

Ladies and Gentlemen:

I am General Counsel of Universal Health Realty Income Trust, a real estate investment trust organized under the laws of Maryland (the “Company”), and have served in such capacity in the negotiation, execution and delivery of that certain Credit Agreement dated as of January 19, 2007 (the “Credit Agreement”) among the Company, the several Banks from time to time party thereto, and Wachovia Bank, National Association, as administrative agent and Issuing Bank (the “Agent”); that certain Subsidiary Guaranty dated as of January 19, 2007 (the “Subsidiary Guaranty”) given by Cypresswood Investments, L.P. and 73 Medical Building, LLC (the “Guarantors”, and together with the Company, the “Credit Parties”) to the Agent and the transactions contemplated thereby.

This opinion is being delivered pursuant to Section 5.1(b)(vi) of the Credit Agreement. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings accorded such terms in the Credit Agreement.

In rendering this opinion, we have reviewed the following documents:

(1)	the Credit Agreement;

(2)	the Subsidiary Guaranty; and

(3)	each of the Notes.

The documents referenced in (1) through (3) above are collectively referred to herein as the “Loan Documents.”

In rendering the opinions expressed below, we have examined the Loan Documents and originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Credit Parties, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In making the examinations described above, we have assumed the genuineness of all signatures (other than the signatures of the Credit Parties), the capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such documents. We have also assumed the due authorization, execution and delivery of the Loan Documents by all parties thereto (other than the Credit Parties) and the binding effect of such documents on such parties.

We have also examined originals or copies of the organizational documents, the resolutions of the board of trustees or other managing entity, and certificates of public officials concerning the legal existence, qualifications to do business as a foreign entity or good standing of (i) the Company (which organizational documents include the Declaration of Trust and the Bylaws) and (ii) each Guarantor (which organizational documents include the Certificate of Formation, Articles of Incorporation or Agreement of Limited Partnership or Operating Agreement, as applicable).

Based upon the foregoing and subject to the qualifications stated herein, we are of the opinion that:

1. The Company is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the requisite power and authority under the law of such State to own its properties and conduct its business as now conducted or as presently contemplated and is duly authorized to do business, and is in good standing as a foreign business entity, in each jurisdiction in which its property or business as presently conducted or contemplated makes such qualification necessary, except where a failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

2. Each of the Guarantors is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority under the law of such State to conduct its business as now conducted or as presently contemplated and is duly authorized to do business, and is in good standing as a foreign business entity, in each jurisdiction in which its property or business as presently conducted or contemplated makes such qualification necessary, except where a failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

3. The execution, delivery and performance of the Loan Documents and the transactions contemplated thereby (i) are within the authority of the Credit Parties and have been duly authorized by all necessary proceedings, (ii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Credit Party is subject or, to our knowledge after due inquiry, any judgment, order, writ, injunction, license or permit applicable to any Credit Party, (iii) do not conflict with or violate any provision of the Declaration of Trust, articles of incorporation, articles of formation, By-Laws or other organizational governing documents, as applicable, of any Credit Party or violate, conflict with or cause an event of default under any agreement or instrument known to us to which such Credit Party is a party or by which it may be bound and (iv) do not result in or require the creation or imposition of any Lien upon or with respect to the Credit Parties.

4. The agreements and obligations of the Credit Parties contained in the Loan Documents to which each Credit Party is a party constitute the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with the terms and provisions thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

5. The execution, delivery and performance by the Credit Parties of the Loan Documents and the transactions contemplated thereby do not require any approval or consent of, or filing or registration or qualification with, any governmental agency, authority or third party.

6. To the best of my knowledge, the Company is not in violation of any provision of its Declaration of Trust, or its By-Laws, any agreement or instrument to which it may be subject or by which it or any of its properties may be bound, or any decree, order, judgment, statute, license, rule or regulation, including without limitation, as it relates to the Company, the provisions of the Internal Revenue Code of 1986, as amended, and the regulations thereunder governing real estate investment trusts, in a manner which could result in the imposition of substantial penalties or materially and adversely affect the business, assets or financial condition of the Company.

7. No Credit Party is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8. To the best of my knowledge, there are no actions, suits, proceedings or investigations of any kind pending or threatened against any Credit Party before any court, tribunal or administrative agency or board which, if adversely determined, might, in either case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Credit Party or materially impair the right of such Credit Party to carry on business substantially as now conducted or result in any substantial liability not adequately covered by insurance or for which adequate reserves are not maintained on the balance sheets of such Credit Party or which question the validity of any of the Loan Documents or any actions taken or to be taken pursuant thereto.

For purposes of expressing the opinions set forth herein, we have examined Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended, the laws of the Commonwealth of Pennsylvania and, to the extent applicable, the federal laws of the United States of America. To the extent the Loan Documents purport to be governed by the laws of the State of North Carolina, we have assumed, with your permission, that the laws of the State of North Carolina are identical in all respects to the laws of the Commonwealth of Pennsylvania.

By rendering my opinions, we do not undertake to advise you of any changes in law or facts which may occur after the date hereof.

This letter is furnished only to the Agent and the Banks and is solely for their benefit in connection with the transactions contemplated by the Loan Documents; provided, however, our opinion may be relied upon by any Purchasing Bank who becomes a Bank under the Credit Agreement in compliance with Section 11.13(c) of the Credit Agreement. This opinion is not to be used, circulated, quoted or otherwise relied upon by any other person or entity or, for any other purpose, without our prior written consent.

Sincerely yours,

Bruce R. Gilbert
General Counsel

EXHIBIT 5.1(n)

UNIVERSAL HEALTH REALTY INCOME TRUST

SOLVENCY CERTIFICATE

Reference is made to that Credit Agreement dated as of January     , 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”), the banks and financial institutions from time to time parties thereto (the “Banks”) and Wachovia Bank, National Association, as Agent. All capitalized terms used herein and not defined shall have the meanings provided in the Credit Agreement.

1. The undersigned certifies that he has made such investigation and inquiries as to the financial condition of the Company and its Subsidiaries as he deems necessary and prudent for the purpose of providing this Certificate. The undersigned acknowledges that the Agent and the Banks are relying on the truth and accuracy of this Certificate in connection with the making of Loans under the Credit Agreement.

2. The undersigned certifies that the financial information, projections and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

BASED ON AND SUBJECT TO THE FOREGOING and specifically upon such investigation and inquiries and otherwise to his knowledge, the undersigned certifies that, as of the date hereof, both before and after giving effect to the Loans:

A. The Company and its Subsidiaries taken as a whole are able to pay their debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business.

B. Neither the Company nor its Subsidiaries intend to, or believe that they will, incur debts or liabilities beyond the ability of the Company and its Subsidiaries taken as a whole to pay as such debts and liabilities mature in their ordinary course.

C. Neither the Company nor its Subsidiaries are engaged in any business or transaction, or are about to engage in any business or transaction, for which the assets of the Company and its Subsidiaries taken as a whole would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company and its Subsidiaries are engaged or are to engage.

D. The present fair saleable value of the consolidated assets of the Company and its Subsidiaries taken as a whole is not less than the amount that will be required to pay the probable liability on the debts of the Company and its Subsidiaries taken as a whole as they become absolute and matured.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this      day of January, 2007, in his capacity as the chief financial officer of the Company.

UNIVERSAL HEALTH REALTY INCOME TRUST

By:
Name:	Charles Boyle
Title:	Chief Financial Officer

EXHIBIT 6.1(t)

FORM OF

PATRIOT ACT COMPLIANCE CERTIFICATE

TO:	Wachovia Bank, National Association, as Administrative Agent

RE:	Credit Agreement, dated as of January , 2007 (as amended, restated or otherwise modified, the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings provided in the Credit Agreement), by and among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”), the Banks party thereto and Wachovia Bank, National Association, as administrative agent for the Banks (in such capacity, the “Agent”).

DATE:	January , 2007

I,                     , hereby certify that I am the duly elected, qualified and acting                      of the Company and am authorized to execute this certificate on behalf of the Company. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Solely in my capacity as                      of the Company, I hereby certify on behalf of the Company that attached hereto on Exhibit A is true and complete information, as requested by the Agent, on behalf of the Banks, for compliance with the USA Patriot Act, Title III of Pub. L. l07-56, signed into law October 26, 2001 (the “Patriot Act”), including, without limitation, the legal name and address of the Company and the Guarantors and other information that will allow the Agent or any Bank, as applicable, to identify the Company and the Guarantors in accordance with the Patriot Act.

[Signature on Following Page]

IN WITNESS WHEREOF, I have hereunto set my hand this      day of January, 2007.

UNIVERSAL HEALTH REALTY INCOME TRUST

By:
Name:
Title:

Exhibit A

Legal Name of the Company:

State of Incorporation:

Address of Chief Executive Office:

Address of Principal Place of Business:

Legal Name of the Guarantors:

States of Incorporation:

Address of Chief Executive Offices:

Address of Principal Places of Business:

ATTACHMENT TO COMPLIANCE CERTIFICATE

EXHIBIT 7.3 (d)

UNIVERSAL HEALTH REALTY INCOME TRUST

COMPLIANCE CERTIFICATE

This Certificate is delivered in accordance with the provisions of Section 7.3(d) of that Credit Agreement, dated as of January      , 2007 (as amended, modified and supplemented, the “Credit Agreement”) among Universal Health Realty Income Trust, a real estate investment trust organized under the laws of Maryland (the “Company”), the Banks identified therein, and Wachovia Bank, National Association, as administrative agent (the “Agent”). Terms used but not otherwise defined herein shall have the same meanings provided in the Credit Agreement.

I, the undersigned, being the Vice President, Treasurer and Secretary of the Company, hereby certify, in my official capacity and not in my individual capacity, that to the best of my knowledge and belief:

(a) the financial statements fairly present the financial condition of the parties covered by such financial statements in all material respects;

(b) during the period the Company has observed or performed all of its covenants and other agreements in all material respects, and satisfied in all material respects every material condition, contained in the Credit Agreement to be observed, performed or satisfied by it;

(c) the undersigned has no actual knowledge of any Default or Event of Default except as specified in the attached; and

(d) attached hereto are detailed calculations demonstrating compliance with the financial covenants set out in Sections 7.5, 7.6, 7.7 and 7.8 of the Credit Agreement.

This the      day of              2007.

UNIVERSAL HEALTH REALTY INCOME TRUST

By:
Name:	Cheryl K. Ramagano
Title:	Vice President, Treasurer and Secretary

EXHIBIT 11.13(c)

[FORM OF]

COMMITMENT TRANSFER SUPPLEMENT

This Commitment Transfer Supplement (the “Commitment Transfer Supplement”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.]1 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Commitment Transfer Supplement as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Commitment Transfer Supplement, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.	Borrower:	Universal Health Realty Income Trust, a real estate investment trust organized under the laws of Maryland.

4.	Administrative Agent:	Wachovia Bank, National Association, as the administrative agent under the Credit Agreement.

[1]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

5.	Credit Agreement:	The Credit Agreement dated as of January , 2007 among Universal Health Realty Income Trust, a real estate investment trust organized under the laws of Maryland, the Banks identified therein, and Wachovia Bank, National Association, as Administrative Agent.

6.	Assigned Interest [s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number

			$	$	%

			$	$	%

			$	$	%

[7.	Trade Date:	][2]

Effective Date:                 , 20    .

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[2]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Commitment Transfer Supplement are hereby agreed to:

ASSIGNOR[S] [NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S] [NAME OF ASSIGNEE]

By:
Title:

[Consented to and] Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Title:

[Consented to:]

UNIVERSAL HEALTH REALTY INCOME TRUST,
a real estate investment trust organized under the laws of Maryland

By
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

COMMITMENT TRANSFER SUPPLEMENT

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment Transfer Supplement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment Transfer Supplement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.13(b) and (c) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.13(c) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.3 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Commitment Transfer Supplement and to purchase [the][such] Assigned Interest, and (vii) if it is a Bank that is not a United States Person, attached to the Commitment Transfer Supplement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Commitment Transfer Supplement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Commitment Transfer Supplement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Commitment Transfer Supplement by telecopy shall be effective as delivery of a manually executed counterpart of this Commitment Transfer Supplement. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the law of the State of North Carolina.

Schedule 1.1

EXISTING LETTERS OF CREDIT

Issuance Number	Sub#	Amount	Beneficiary	Issue Date	Expiration Date
SM 211343	554	$1,304,226.00	National Bank of Arizona	12/15/2004	5/23/2007
SM 211995	562	$113,550.00	The Lincoln National Life Insurance Company c/o Delaware Investment Advisers	1/25/2005	5/23/2007
SM 211997	570	$500,000.00	The Lincoln National Life Insurance Company c/o Delaware Investment Advisers	1/25/2005	5/23/2007
SM 212408	588	$220,000.00	The Lincoln National Life Insurance Company c/o Delaware Investment Advisers	2/23/2005	2/23/2007
SM 216047	604	$901,200.00	The Lincoln National Life Insurance Company c/o Delaware Investment Advisors	9/28/2005	5/23/2007
SM 221019	612	$5,390,000.00	National Bank of Arizona	7/20/2006	5/23/2007
SM 221020	620	$5,962,000.00	National Bank of Arizona	7/20/2006	5/23/2007
SM 221630	638	$3,904,000.00	National Bank of Arizona	8/25/2006	5/23/2007

Schedule 2.1(a)

BANKS; COMMITMENTS;

COMMITMENT PERCENTAGES

Lender	Revolving Committed Amount	Revolving Commitment Percentage	LOC Committed Amount	LOC Commitment Percentage
Wachovia Bank, National Association	$20,000,000	20.000000000%	$10,000,000	20.000000000%
Bank of America, N.A.	$17,500,000	17.500000000%	$8,750,000	17.500000000%
JPMorgan Chase Bank, N.A.	$16,250,000	16.250000000%	$8,125,000	16.250000000%
SunTrust Bank	$16,250,000	16.250000000%	$8,125,000	16.250000000%
ABN AMRO Bank N.V.	$15,000,000	15.000000000%	$7,500,000	15.000000000%
PNC Bank, National Association	$10,000,000	10.000000000%	$5,000,000	10.000000000%
Calyon New York Branch	$5,000,000	5.000000000%	$2,500,000	5.000000000%
Total:	$100,000,000.00	100%	$50,000,000.00	100%

Schedule 2.1(a)

BANKS; COMMITMENTS;

COMMITMENT PERCENTAGES

Lender	Revolving Committed Amount	Revolving Commitment Percentage	LOC Committed Amount	LOC Commitment Percentage
Wachovia Bank, National Association	$20,000,000	20.000000000%	$10,000,000	20.000000000%
Bank of America, N.A.	$17,500,000	17.500000000%	$8,750,000	17.500000000%
JPMorgan Chase Bank, N.A.	$16,250,000	16.250000000%	$8,125,000	16.250000000%
SunTrust Bank	$16,250,000	16.250000000%	$8,125,000	16.250000000%
ABN AMRO Bank N.V.	$15,000,000	15.000000000%	$7,500,000	15.000000000%
PNC Bank, National Association	$10,000,000	10.000000000%	$5,000,000	10.000000000%
Calyon New York Branch	$5,000,000	5.000000000%	$2,500,000	5.000000000%
Total:	$100,000,000.00	100%	$50,000,000.00	100%

Schedule 4.2(a)

SUBSIDIARIES*

73 Medical Building, LLC, a Connecticut Limited Liability Company

Cypresswood Investment, L.P., a Georgia Limited Partnership

*	Sheffield Properties, L.L.C. was administratively dissolved in 2005. This entity is in the process of being re-qualified to do business in Georgia and once this process is completed, Sheffield Properties, L.L.C. will be considered a Significant Subsidiary.

Schedule 4.2(b)

Capital Structure

Number of common shares of beneficial interest issued and outstanding, $.01 par value, as of October 31, 2006: 11,789,076

Number of common shares of beneficial interest authorized, $.01 par value: 95,000,000

Number of preferred shares of beneficial interest issued and outstanding, $.01 par value: 0

Number of preferred shares of beneficial interest authorized, $.01 par value: 5,000,000

Schedule 4.6

TITLE TO PROPERTIES; LEASES

None

Schedule 4.18

ENVIRONMENTAL MATTERS

None

Schedule 4.25

MATERIAL CONTRACTS

Advisory Agreement between Universal Health Realty Income Trust and UHS of Delaware, Inc. which is annually renewable.

Schedule 4.26

INSURANCE

See attached.

UNIVERSAL HEALTH REALTY INCOME TRUST

PROOF OF INSURANCE AT JANUARY 17, 2007

	Type of F# Type of Insurance		Property Limit Policy Holder	Policy Eff. Dates	Insurance Carrier	Policy #s
SOUTHERN CRESCENT I 81 Upper Riverside Riverdale, GA	MOB	Replacement Cost Property	$7,951,427	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942

SOUTHERN CRESCENT II 83 upper Riverside Riverdale, GA	MOB	Replacement Cost Property	5,176,535	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942

ORTHOPAEDICS SPECIALISTS OF NEVADA 701 S. Tonopah Drive Las Vegas, NV	MOB	Replacement Cost Property	2,089,650	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942

KELSEY SEYBOLD CLINIC 2755 W. Lake Houston Kingwood, TX	MOB	Replacement Cost Property	2,547,547	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942

PROFESSIONAL BUILDING
Building 1	MOB	Replacement Cost Property	1,987,724	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942
Building 2	MOB	Replacement Cost Property	1,352,111	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942
2815 W. Lake Houston Kingwood, TX

CYPRESSWOOD
Building 1	MOB	Replacement Cost Property	4,549,933	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942
Building 2	MOB	Replacement Cost Property	1,529,893	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942
8111 Cypresswood Spring, TX

FRESNO HERDNON BUILDING	MOB	Replacement Cost Property	8,998,409	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942
7055 N. Fresno Street Fresno, CA			No Property Coverage on this Cert

73 MEDICAL BUILDING 73 Sandpitt Road Danoury, CT	MOB	Replacement Cost Property	7,240,792	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942

SHEFIELD MEDICAL OFFICE BUILDING	MOB	Replacement Cost Property	15,286,948	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942

1938 Piedmont Atlanta, GA

SUBTOTAL Firemand Fund POLICY			$56,709,968.00

Liability coverage on Firemand Fund properties		Ea. Occur. Liability	1,000,000	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942
		Genl. Aggre. Liability	2,000,000	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942
		Umbrella	9,000,000	4/10/06-07	Fireman’s Fund	$ 90 MXX 80856942
Per discussion with Ron Lamm of DiBuduo & DeFendis, we have Business interuption built into the policy. We are covered for actual loss sustained, with no financial dollar limit, and we are covered for up to a 12 month period. Building property damages insurances stated above are sublimits only. Losses will be reimbursed at actual loss sustained.

Suburban Properties, LLC	MOB	Property	14,000,000	11/14/06-11/14/07	Lexington Ins. Co.et al	1115680
		Ea. Occur. Liability	10,000,000	11/14/06-11/14/07	Lexington Ins. Co.et al	1115680
		Genl. Aggre. Liability	2,000,000	11/14/06-11/14/07	Lexington Ins. Co.et al	1115680

HealthSouth /Tri-State	Rehab	Property	50,000,000	11/30/06-11/30/07	United States Fire Ins Co 2441888081, Continental Casualty Co RMP2068246186, Lexington Ins Co 7478273, RSUI Indemnity NHD349590, American Guarantee Ins Co XPP937760803, Axis Speciality Ins Co RAS729840-08, Arch Speciality Ins Co ESP0019030-00

Professional/General Liab		Ea. Occur. Liability	1,000,000	1/1/07-1/1/08	Columbia Casuality	HAZ2047957285-5
		Genl. Aggre. Liability	3,000,000	1/1/07-1/1/08	Columbia Casuality	HAZ2047957285-5

Kindred Hospital Chicago Central	Acute	Property	17,900,000	12/1/06-12/1/2007	Lexington Insurance Company	7605392
		Ea. Occur. Liability	3,000,000	1/1/06-1/1/07	National Union Fire &	5835931 liability. 5835745 auto (MA), 5838743 (AOS)
		Aggregate Liability	3,000,000	1/1/06-1/1/07	American Home Assurance Co. et al	CIC 2007-1, 2920828 CA WC, 2920827 FL WC. 2920826 OR WC. 2920825 IL, LA, MI, TN, WC. 2920830 (AOS), 2920828 CO, CT, IN, ME, MO, PA, TX, UT, WI, WC.
Ensemble Real Estate Services – See UHT Property insurance information

	Type of F# Type of Insurance		Property Limit Policy Holder	Policy Eff. Dates	Insurance Carrier	Policy #s
UHS Properties (Inland Valley, Wellington, McAllan, and Bridgeway)

	Acute/Pay	All Risk Coverage al Replacement Cost
		-Inland Valley	28,971,721	4/1/06-4/1/07	Ascot et al	RKS106900757A&B et al
		-Chalm & DeLaRonde	77,380,214
		-McAllen Med Ctr.	222,808,493
		-Bridgeway	13,530,233
		Commt General Liability	3,000,000	1/1/07-1/1/08	Self-Insurance

Nobel Learning Communities, Inc.
(Child Care Centers $706,707,709 & 713)	Child Care Property		141,337,728	4/1/06-4/1/07	Phila. Ind. Ins. Co. & Federal Ins. Co. (Chubb) PHPK162668 & 71716322
		Ea. Occur. Liability	1,000,000	4/1/06-4/1/07	Phila. Ind. Ins. Co. & Federal Ins. Co. (Chubb) PHPK162668 & 71716322
		Genl. Aggre. Liability	3,000,000	4/1/06-4/1/07	Phila. Ind. Ins. Co. & Federal Ins. Co. (Chubb) PHPK162668 & 71716322
		Business Interruption

Highland Family Doctors Building	MOB	Property All Risk	3,765,103	9/1/05-9/1/06	Underwriters at Lloyds et al	Request sent 1/17/07 to Sandy Mooney, is working on it. Says it usually takes 5-10 days.
Christus Schumpert Medical Office Building		Ea. Occur. Liability	3,000,000	7/1/06-7/1/07	Emerald Assurance Cayman, LTD	EAC004P-01 & EAC004X-01
Shreveport, LA		Genl. Aggre. Liability	3,000,000	7/1/06-7/1/07	Emerald Assurance Cayman, LTD	EAC004P-01 & EAC004X-01

Brunswick Associates, LLC	MOB	Property	13,168,400	11/1/06-11/1/07	Hartford Casualty Ins. Co.	01 SBQ AR4628, 01 XHQ WZ3889
		Ea. Occur. Liability	1,000,000	11/1/06-11/1/07	Hartford Casualty Ins. Co.	01 SBQ AR4628, 01 XHQ WZ3889
		Genl. Aggre. Liability	2,000,000	11/1/06-11/1/07	Hartford Casualty Ins. Co.	01 SBQ AR4628, 01 XHQ WZ3889
Send e-mail to Sandy Mooney 1/17/07 5-10 business day. Will try to expidle cc: Cheryl Ramagano

EVIDENCE OF PROPERTY INSURANCE			ISSUE DATE (MM/DD/YY) 1/18/07
THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.
PRODUCER	COMPANY
ALLIANT INSURANCE SERVICES, INC. P.O. BOX 6450 NEWPORT BEACH, CA 92658-6450 PH (949) 756-0271 / FAX (949) 756-2713 CODE SUB-CODE	SEE ATTACHED SCHEDULE OF INSURERS
INSURED	LOAN NUMBER		POLICY NUMBER SEE ATTACHED
UNIVERSAL HEALTH SERVICES, INC. 367 SOUTH GULPH ROAD KING OF PRUSSIA, PA 19406	EFFECTIVE DATE (MM/DD/YY) 04/01/06	EXPIRATION DATE (MM/DD/YY) 04/01/07	CONT UNTIL ☐ TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED:
PROPERTY INFORMATION
LOCATION/DESCRIPTION
RE: SOUTHWEST HEALTHCARE SYSTEM – INLAND VALLEY CAMPUS, 36486 INLAND VALLEY DRIVE, WILDOMAR, CA - $32,000,000 (AS OF 1/18/07).
WELLINGTON REGIONAL MEDICAL CENTER, 10111 FOREST HILL BLVD., WEST PALM BEACH, FL 33414 - $37,800,000 (AS OF 1/18/07).
SOUTH TEXAS HEALTH SYSTEM – MCALLEN MEDICAL CENTER, 301 WEST EXPRESSWAY 83, MCALLEN, TX 78503-3045-$82,193,050 (AS OF 1/18/07).
THE BRIDGEWAY, 21 BRIDGEWAY ROAD, NORTH LITTLE ROCK, AR 72113-9514 - $7,355,816 (AS OF 1/18/07).

CERTIFICATE AMENDED TO ADD WELLINGTON, UPDATE PROPERTY VALUES, AND TO DELETE CHALMETTE. THIS CERTIFICATE REPLACES CERTIFICATE ISSUED 5/3/06 FOR THE PROPERTY LISTED ABOVE.
COVERAGE INFORMATION
COVERAGE/PERILS/FORMS		AMOUNT OF INSURANCE	DEDUCTIBLE

ALL RISK OF DIRECT PHYSICAL LOSS OR DAMAGE TO REAL PROPERTY, PERSONAL PROPERTY AND BUSINESS INTERRUPTION. INCLUDES COVERAGE FOR EARTHQUAKE, FLOOD AND WINDSTORM SUBJECT TO SUBLIMITS		$ 250,000,000 LIMIT PER OCCURRENCE	SEE BELOW*

BOILER & MACHINERY		$ 100,000,000 LIMIT PER OCCURRENCE

VALUATION: REPAIR OR REPLACEMENT COST VALUATION FOR REAL OR PERSONAL PROPERTY: ACTUAL LOSS SUSTAINED FOR BUSINESS INTERRUPTION

SUBJECT TO POLICY TERMS, CONDITIONS AND EXCLUSIONS
REMARKS (INCLUDING SPECIAL CONDITIONS)
*DEDUCTIBLES
$ 250,000 ALL RISK PER OCCURRENCE $ 50,000 TRANSIT PER OCCURRENCE $ 500,000 EARTHQUAKE PER OCCURRENCE (OUTSIDE CA, AK, HI, WA, PR & NEW MADRID ZONE 2) $ 250,000 BOILER AND MACHINERY	WINDSTORM - 5% PER LOCATION SUBJECT TO A MINIMUM OF $1,000,000
EARTHQUAKE - (IN CA, AK, HI, WA, PR, OREGON & NEW MADRID AREAS) - 5% PER UNIT OF INSURANCE SUBJECT TO A MINIMUM OF $1,000,000
FLOOD (ZONES A & V) - 5% PER LOCATION SUBJECT TO A MINIMUM OF $1,000,000
24 HOUR - WAITING PERIOD FOR OFF PREMISES SERVICE INTERRUPTION
CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL ENDEAVOR TO GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL ENDEAVOR TO SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW. SUBJECT TO 10 DAYS NOTICE OF CANCELLATION FOR NON-PAYMENT OF PREMIUM.

ADDITIONAL INTEREST
NAME AND ADDRESS		NATURE OF INTEREST
		☐ MORTGAGEE	☐ ADDITIONAL INSURED

WACHOVIA BANK, NATIONAL ASSOCIATION AS AGENT FOR THE BANKS CHARLOTTE PLAZA, CP-23 201 S, COLLEGE STREET CHARLOTTE, NC 28288-0680		☐ LOSS PAYEE	☒ (OTHER) EVIDENCE ONLY
SIGNATURE OF AUTHORIZED AGENT OF COMPANY /s/ Mary M. Wells

UNIVERSAL HEALTH SERVICES, INC.

SCHEDULE OF INSURANCE COMPANIES

Policies Incepting APRIL 1, 2006 to APRIL 1, 2007

Company	A.M. Best’s Guide Rating as of 6/15/06	Standard & Poors Rating as of 6/15/06	Moody’s Rating as of 6/8/06	Policy No.

56% of Primary $25,000,000 All Risk Property Coverage Including Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Ascot Underwriting Ltd. – Lloyds Syndicate 1414	A+s, Superior; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757A

Managing Agency Partners Ltd. – Lloyds Syndicate 2791	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757A

Beazley Furlonge Ltd. – Lloyds Syndicate 623 / 2623	A s, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757A

Beaufort Underwriting Agency Ltd. – Lloyds Syndicate 318	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757A

Amlin Underwriting Ltd. – Lloyds Syndicate 2001	A s, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	A1; STA (Stable)	RKS106900757A

Everest National Insurance Company	A+, Superior; Financial Size Category 15; Greater Than $2,000,000,000	AA-	Not Rated	RKS106900757A

United States Fire Ins. Co. (Crum & Forster)	A-, Excellent; Financial Size Category 13; $1,250,000,000 to $1,500,000,000	BBB	Baa3; STA (Stable)	2441891538

44% of Primary $50,000,000 All Risk Property Coverage Including Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Lexington Insurance Company	A+, Superior; Financial Size Category 15; Greater Than $2,000,000,000	AA+	Not Rated	RKS106900757C

Industrial Risk Insurers (4/1/06 to 05/15/06)	A, Excellent; Financial Size Category 9; $250,000,000 to $500,000,000	A	Not Rated	31371178

Allied World Assurance Company	A, Excellent; Financial Size Category 14; $1,500,000,000 to $2,000,000,000	Not Rated	Not Rated	AW1179892

Liberty Mutual Insurance Company	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	A2; STA (Stable)	YS2-L9L-441121-016

UNIVERSAL HEALTH SERVICES, INC.

SCHEDULE OF INSURANCE COMPANIES

Policies Incepting APRIL 1, 2006 to APRIL 1, 2007

Company	A.M. Best’s Guide Rating as of 6/15/06	Standard & Poors Rating as of 6/15/06	Moody’s Rating as of 6/8/06	Policy No.

56% of $25,000,000 Excess $25,000,000 All Risk Property Coverage Including Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Ascot Underwriting Ltd. – Lloyds Syndicate 1414	A+s, Superior; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Managing Agency Partners Ltd. – Lloyds Syndicate 2791	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Canopius Managing Agents Ltd. – Lloyds Syndicate 4444	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Limit Underwriting Ltd. – Lloyds Syndicate 2999	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Talbot Underwriting Limited – Lloyds Syndicate 1183	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Amlin Underwriting Ltd. – Lloyds Syndicate 2001	A s, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Al; STA (Stable)	RKS106900757B

Beazley Furlonge Ltd. – Lloyds Syndicate 623 / 2623	A s, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Brit Syndicates Ltd. – Lloyds Syndicate 2987	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Axis Specialty Europe Ltd.	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Commonwealth Insurance Co.	A-, Excellent; Financial Size Category 9; $250,000,000 to $500,000,000	Not Rated	Not Rated	US6194

Great American Assurance Company	A, Excellent; Financial Size Category 14; $1,500,000,000 to $2,000,000,000	A	A3; STA (Stable)	CPP 9252418

UNIVERSAL HEALTH SERVICES, INC.

SCHEDULE OF INSURANCE COMPANIES

Policies Incepting APRIL 1, 2006 to APRIL 1, 2007

Company	A.M. Best’s Guide Rating as of 6/15/06	Standard & Poors Rating as of 6/15/06	Moody’s Rating as of 6/8/06	Policy No.

$ 50,000,000 Excess $50,000,000 All Risk Property Coverage Excluding Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Commonwealth Insurance Co.	A-, Excellent; Financial Size Category 9; $250,000,000 to $500,000,000	Not Rated	Not Rated	US6195

Axis Surplus Insurance Co.	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	EAF725837-06

Hospital All Risk Property Program (HARPP)	A+, Superior; Financial Size Category 15; Greater Than $2,000,000,000	AA+	Not Rated	RKS105900606-0408

$150,000,000 Excess $100,000,000 All Risk Property Coverage Excluding Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Affiliated FM Insurance Company	A+, Superior; Financial Size Category 15; Greater Than $2,000,000,000	BBBpi	Not Rated	TF863

BOILER & MACHINERY COVERAGE WHERE PURCHASED & WHERE LIMITS APPLY

$100,000,000 Boiler & Machinery Coverage

Continental Casualty Company	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A-	A3; STA (Stable)	RKS105900606

*	Analyzing insurers’ over-all performance & financial strength is a task that requires specialized skills & in-depth technical understanding of all aspects of insurance company finances & operations. Insurance brokerages such as Driver Alliant Insurance Services, Inc. typically rely upon rating agencies for this type of market analysis. Both A.M. Best & Standard & Poor’s have been industry leaders in this area for many decades, utilizing a combination of quantitative & qualitative analysis of the information available in formulating their ratings.

A.M. Best has an extensive database of nearly 6,000 Life/Health, Property Casualty & International companies. You can visit them at www.ambest.com. For additional information regarding insurer financial strength ratings visit Standard & Poor’s website at www.insure.com/ratings/profiles/. To learn more about companies doing business in California, visit the California Department of Insurance website at www.insurance.ca.gov.

EVIDENCE OF PROPERTY INSURANCE			ISSUE DATE (MM/DD/YY) 1/18/07
THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.
PRODUCER	COMPANY
ALLIANT INSURANCE SERVICES, INC. P.O. BOX 6450 NEWPORT BEACH, CA 92658-6450 PH (949) 756-0271 / FAX (949) 756-2713 CODE SUB-CODE	SEE ATTACHED SCHEDULE OF INSURERS
INSURED	LOAN NUMBER		POLICY NUMBER SEE ATTACHED
UNIVERSAL HEALTH SERVICES, INC. 367 SOUTH GULPH ROAD KING OF PRUSSIA, PA 19406	EFFECTIVE DATE (MM/DD/YY) 04/01/06	EXPIRATION DATE (MM/DD/YY) 04/01/07	CONT. UNTIL ☐ TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED.
PROPERTY INFORMATION
LOCATION / DESCRIPTION
RE: SOUTHWEST HEALTHCARE SYSTEM – INLAND VALLEY CAMPUS, 36486 INLAND VALLEY DRIVE, WILDOMAR, CA - $32,000,000 (AS OF 1/18/07).
WELLINGTON REGIONAL MEDICAL CENTER, 10111 FOREST HILL BLVD., WEST PALM BEACH, FL 33414 - $37,800,000 (AS OF 1/18/07).
SOUTH TEXAS HEALTH SYSTEM – MCALLEN MEDICAL CENTER, 301 WEST EXPRESSWAY 83, MCALLEN, TX 78503-3045-$82,193,050 (AS OF 1/18/07).
THE BRIDGEWAY, 21 BRIDGEWAY ROAD, NORTH LITTLE ROCK, AR 72113-9514-$7,355,816 (AS OF 1/18/07).

CERTIFICATE AMENDED TO ADD WELLINGTON, UPDATE PROPERTY VALUES, AND TO DELETE CHALMETTE. THIS CERTIFICATE REPLACES CERTIFICATE ISSUED 5/3/06 FOR THE PROPERTY LISTED ABOVE.
COVERAGE INFORMATION
COVERAGE / PERILS / FORMS		AMOUNT OF INSURANCE	DEDUCTIBLE

ALL RISK OF DIRECT PHYSICAL LOSS OR DAMAGE TO REAL PROPERTY, PERSONAL PROPERTY AND BUSINESS INTERRUPTION. INCLUDES COVERAGE FOR EARTHQUAKE, FLOOD AND WINDSTORM SUBJECT TO SUBLIMITS		$ 250,000,000 LIMIT PER OCCURRENCE	SEE BELOW*

BOILER & MACHINERY		$ 100,000,000 LIMIT PER OCCURRENCE

VALUATION: REPAIR OR REPLACEMENT COST VALUATION FOR REAL OR PERSONAL PROPERTY; ACTUAL LOSS SUSTAINED FOR BUSINESS INTERRUPTION

SUBJECT TO POLICY TERMS, CONDITIONS AND EXCLUSIONS
REMARKS (INCLUDING SPECIAL CONDITIONS)
*DEDUCTIBLES
$ 250,000 ALL RISK PER OCCURRENCE $ 50,000 TRANSIT PER OCCURRENCE $ 500,000 EARTHQUAKE PER OCCURRENCE (OUTSIDE CA, AK, HI, WA, PR & NEW MADRID ZONE 2) $ 250,000 BOILER AND MACHINERY	WINDSTROM - 5% PER LOCATION SUBJECT TO A MINIMUM OF $1,000,000
EARTHQUAKE - (IN CA, AK, HI, WA, PR, OREGON & NEW MADRID AREAS) - 5% PER UNIT OF INSURANCE SUBJECT TO A MINIMUM OF $1,000,000
FLOOD (ZONES A & V) - 5% PER LOCATION SUBJECT TO A MINIMUM OF $1,000,000
24 HOUR - WAITING PERIOD FOR OFF PREMISES SERVICE INTERRUPTION
CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL ENDEAVOR TO GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL ENDEAVOR TO SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW. SUBJECT TO 10 DAYS NOTICE OF CANCELLATION FOR NON-PAYMENT OF PREMIUM.

ADDITIONAL INTEREST
NAME AND ADDRESS		NATURE OF INTEREST
		☐ MORTGAGEE	☐ ADDITIONAL INSURED

WACHOVIA BANK NATIONAL ASSOCIATION AS AGENT FOR THE BANKS CHARLOTTE PLAZA, CP-23 201 S, COLLEGE STREET CHARLOTTE, NC 28288-0680		☐ LOSS PAYEE	☒ (OTHER) EVIDENCE ONLY
SIGNATURE OF AUTHORIZED AGENT OF COMPANY /S/ Mary M. Wells

UNIVERSAL HEALTH SERVICES, INC.

SCHEDULE OF INSURANCE COMPANIES

Policies Incepting APRIL 1, 2006 to APRIL 1, 2007

Company	A.M. Best’s Guide Rating as of 6/15/06	Standard & Poors Rating as of 6/15/06	Moody’s Rating as of 6/8/06	Policy No.

56% of Primary $25,000,000 All Risk Property Coverage Including Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Ascot Underwriting Ltd. — Lloyds Syndicate 1414	A+s, Superior; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757A

Managing Agency Partners Ltd. — Lloyds Syndicate 2791	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757A

Beazley Furlonge Ltd. — Lloyds Syndicates 623/2623	A s, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757A

Beaufort Underwriting Agency Ltd. — Lloyds Syndicate 318	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757A

Amlin Underwriting Agency Ltd. — Llyods Syndicate 2001	A s, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	A1; STA (Stable)	RKS106900757A

Everest National Insurance Company	A+, Superior; Financial Size Category 15; Greater Than $2,000,000,000	AA-	Not Rated	RKS106900757A

United States Fire Ins. Co. (Crum & Forster)	A-, Excellent; Financial Size Category 13; $1,250,000,000 to $1,500,000,000	BBB	Baa3; STA (Stable)	2441891538

44% of Primary $50,000,000 All Risk Property Coverage Including Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Lexington Insurance Company	A+, Superior; Financial Size Category 15; Greater Than $2,000,000,000	AA+	Not Rated	RKS106900757C

Industrial Risk Insurers (4/1/06 to 05/15/06)	A, Excellent; Financial Size Category 9; $250,000,000 to $500,000,000	A	Not Rated	31371178

Allied World Assurance Company	A, Excellent; Financial Size Category 14; $1,500,000,000 to $2,000,000,000	Not Rated	Not Rated	AW1179892

Liberty Mutual Insurance Company	A, Excellent; Financial Size Category15; Greater Than $2,000,000,000	A	A2; STA (Stable)	YS2-L9L-441121-016

UNIVERSAL HEALTH SERVICES, INC.

SCHEDULE OF INSURANCE COMPANIES

Policies Incepting APRIL 1, 2006 to APRIL 1, 2007

Company	A.M. Best’s Guide Rating as of 6/15/06	Standard & Poors Rating as of 6/15/06	Moody’s Rating as of 6/8/06	Policy No.

56% of $25,000,000 Excess $25,000,000 All Risk Property Coverage Including Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Ascol Underwriting Ltd. — Lloyds Syndicate 1414	A+s, Superior; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Managing Agency Partners Ltd. — Lloyds Syndicate 2791	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Canopius Managing Agents Ltd. — Lloyds Syndicate 4444	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Limit Underwriting Ltd. — Lloyds Syndicate 2999	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Talbot Underwriting Limited — Lloyds Syndicate 1183	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Amlin Underwriting Ltd. — Lloyds Syndicate 2001	A s, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	A1; STA (Stable)	RKS106900757B

Beazley Furlonge Ltd. — Lloyds Syndicates 623/2623	A s, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Brit Syndicates Ltd. — Lloyds Syndicate 2987	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Axis Specialty Europe Ltd.	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	RKS106900757B

Commonwealth Insurance Co.	A-, Excellent; Financial Size Category 9; $250,000,000 to $500,000,000	Not Rated	Not Rated	US6194

Great American Assurance Company	A, Excellent; Financial Size Category 14; $1,500,000,000 to $2,000,000,000	A	A3; STA (Stable)	CPP 9252418

UNIVERSAL HEALTH SERVICES, INC.

SCHEDULE OF INSURANCE COMPANIES

Policies Incepting APRIL 1, 2006 to APRIL 1, 2007

Company	A.M. Best’s Guide Rating as of 6/15/06	Standard & Poors Rating as of 6/15/06	Moody’s Rating as of 6/8/06	Policy No.

$50,000,000 Excess $50,000,000 All Risk Property Coverage Excluding Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Commonwealth Insurance Co.	A-, Excellent; Financial Size Category 9; $250,000,000 to $500,000,000	Not Rated	Not Rated	US6195

Axis Surplus Insurance Co.	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A	Not Rated	EAF725837-06

Hospital All Risk Property Program (HARPP)	A+, Superior; Financial Size Category 15; Greater Than $2,000,000,000	AA+	Not Rated	RKS105900606-0408

$150,000,000 Excess $100,000,000 All Risk Property Coverage Excluding Earthquake, Flood, & Named Storm Where Coverage Purchased & Limits Apply

Affiliated FM Insurance Company	A+, Superior; Financial Size Category 15; Greater Than $2,000,000,000	BBBpi	Not Rated	TF863

BOILER & MACHINERY COVERAGE WHERE PURCHASED & WHERE LIMITS APPLY

$100,000,000 Boiler & Machinery Coverage

Continental Casualty Company	A, Excellent; Financial Size Category 15; Greater Than $2,000,000,000	A-	A3; STA (Stable)	RKS105900606

*	Analyzing insurers’ over-all performance & financial strength is a task that requires specialized skills & in-depth technical understanding of all aspects of insurance company finances & operations. Insurance brokerages such as Driver Alliant Insurance Services, Inc. typically rely upon rating agencies for this type of market analysis. Both A.M. Best & Standard & Poor’s have been industry leaders in this area for many decades, utilizing a combination of quantitative & qualitative analysis of the information available in formulating their ratings.

A.M. Best has an extensive database of nearly 6,000 Life/Health, Property Casualty & International companies. You can visit them at www.ambest.com. For additional information regarding insurer financial strength ratings visit Standard & Poor’s website at www.insure.com/ratings/profiles/. To learn more about companies doing business in California, visit the California Department of Insurance website at www.insurance.ca.gov.

SUMMARY OF INSURANCE				Prepared: 06/21/06			Page 5
For: Ensemble Real Estate Services 2425 East Camelback Rd #390 Phoenix, AZ 85016 602-954-2228				Milne & BNC Insurance Services 1750 East Glendale Avenue Phoenix, AZ 85020-5505 602-395-9111

Coverage			Amount	Company	Policy No	Eff	Exp

Property				Federal Insurance Company	35780294	06/06/06	06/01/07
Premises 001	Building	001
BUILDING			329,094,000
Valuation		RC
Cause of Loss		SPECIAL
Deductible		10000
Forms #		AGREED

BI/EE			44,638,000
Deductible		24
Forms #		HR-AGREED

CONTENTS			945,000
Valuation		RC
Cause of Loss		SPECIAL
Deductible		10000

Additional Coverages, Options, Restrictions, Endorsements, and Rating Information

Signs-incl in form. Blr & Mchnr (Systems)/Blanket Ordinace or Law Included. See spreadsheet for stmt of values. Water perils of surface water, basement water, sewer backup-sublimit $1,000,000 w/$50 ded. Incl TRIA

General Liability		Federal Insurance Company	35780294	06/01/06	06/01/07
Occurrence
General Aggregate	2,000,000
Products/Completed Oper. Aggr.	Included
Personal & Advertising Injury	1,000,000
Each Occurrence	1,000,000
Damage to Rented Premises	1,000,000
Medical Expense (Any One Person)	excluded
Employee Benefits	1,000,000
Per Occurrence
Property Damage Deductible	10,000
Bodily Injury Deductible	10,000
Additional Coverages, Options, Restrictions, Endorsements, and Rating Information
Per Location Aggregate. Employee Benefits Liability $1000000/1000000 250 Employees. Blkt Waiver of Subro included
Crime		Federal Insurance Company	35780294	06/01/06	06/01/07
Employee Dishonesty	500,000
Deductible	2,500
Blanket
Forgery or Alteration	500,000
Deductible	2,500
Erisa	300,000
Deductible	0
Total	250,000
Valuable Papers		Federal Insurance Company	35780294	06/01/06	06/01/07
Your Premises	200,000

December 4, 2006

BINDER

Ms. Angela DeChiara	Total of 5 pages
Genatt Associates
3333 New Hyde Park Road
New Hyde Park, NY 11042

Re: Ensemble Real Estate Services, LLC, Etal	Cert #: 134
Umbrella Renewal

Dear Angela,

We are pleased to offer the following renewal binder for the captioned account written through Hospitality & Leisure Insurance Services Risk Purchasing Group.

Policy Period:	December 1, 2006 to December 1, 2007

Carrier:	American Int’l Specialty Lines Ins. Co./New Market Underwriters Ins. Co./Illinois Union Ins. Co./Ohio Casualty/Great American/Vigilant Ins. Co./ St. Paul Fire & Marine Ins. Co

Policy Form:	Form 81070 (10/04 edition date) and attachments

Policy Number:	See Attached	Renewal Of: 9746421

Limits:	A. $200,000,000	Each Occurrence
	B. $200,000,000	Generalz Aggregate (apply on a Per Location * basis)
	C. $200,000,000	Products/Completed Operations Aggregate
	D. $250,000	CrisisResponse Sublimit of Insurance
	E. $50,000	Excess Casualty CrisisFund Limit of Insurance

Sublimit:	F. $50,000,000	D & O Liability

*	Per location aggregate is provided subject to the following terms:

The underlying primary GL must be written on a per location aggregate basis uncapped. It is not required that the underlying primary GL written on an uncapped per location aggregate basis for a specific account to be eligible for the program. If the underlying primary GL policy is written on a policy general aggregate basis or a capped per location general aggregate basis, the umbrella policy will respond with a member/policy general aggregate limit (as per Risk Purchasing Group Member Aggregate Limit Endorsement, IV. Limits of Insurance, i. and ii.)

SIR:	$10,000

Annual Premium:	$67,171
(3.8%) Surplus Liues Tax:	$2,262.22
Processing Fee:	$150

333 New Hyde Park Road, New Hyde Park, NY 11042 ¡ Telephone: (516) 869-8666 ¡ Fax: (516) 470-9090 Fax: (516) 465-0074 ¡ Website: HotelInsurance.com ¡ E-mail: Hotel Ins.@ool.com

Page Two

Re: Ensemble Real Estate Services, LLC, Etal

Minimum Underlying Limits Required:

(Actual Limits Scheduled per Member may be higher as outlined on the schedule of underlying per Certificate of Participation)

Type of Policy or Coverage	Limits

GENERAL LIABILITY AND PRODUCTS COMPLETED OPERATIONS	$1,000,000 EACH OCCURRENCE $2,000,000 GENERAL AGGREGATE (PER LOCATION) $1,000,000 PRODUCTS/COMPLETED OPERATIONS AGGREGATE

DEFENSE COSTS ARE IN ADDITION TO THE LIMIT AND DO NOT ERODE THE LIMIT OR AGGREGATE LIMIT

AUTOMOBILE LIABILITY	$1,000,000 EACH ACCIDENT (CSL)

DEFENSE COSTS ARE IN ADDITION TO THE LIMIT AND DO NOT ERODE THE LIMIT OR AGGREGATE LIMIT

QUOR LEGAL LIABILITY	$1,000,000 EACH OCCURRENCE
$1,000,000 EACH AGGREGATE

DEFENSE COSTS ARE IN ADDITION TO THE LIMIT AND DO NOT ERODE THE LIMIT OR AGGREGATE LIMIT

EMPLOYEE BENEFITS LIABILITY	$1,000,000 PER OCCURRENCE $1,000,000 POLICY AGGREGATE

DEFENSE COSTS ARE IN ADDITION TO THE LIMIT AND DO NOT ERODE THE LIMIT OR AGGREGATE LIMIT

EMPLOYERS LIABILITY * (here not otherwise unlimited)	$500,000 EACH ACCIDENT $500,000 DISEASE EACH EMPLOYEE $500,000 POLICY LIMIT

DEFENSE COSTS ARE IN ADDITION TO THE LIMIT AND DO NOT ERODE THE LIMIT OR AGGREGATE LIMIT

Minimum Employers Liability Requirement for West Virginia, Ohio and Texas is $1,000,000

ONDO/COOP/HOA/PUD & O LIABILITY	$1,000,000 EACH CLAIM $1,000,000 AGGREGATE

DEFENSE TREATMENT FOLLOWS THE TERMS OF THE PRIMARY D&O POLICY

IMPORTANT:

•	Underlying Defense Costs must be in Addition to the Limits of Insurance with respect to all coverages except for Directors and Officers Liability.
•	Scheduling of Sub-limits is not acceptable.
•	Acceptable Underlying Carriers: A-VII or better (minimum A.M. Best requirement) and AIG Approved State Funds For EL coverage, as per Section XIII of the signed Program Guidelines.

Page Three

Re: Ensemble Real Estate Services, LLC, Etal

Terms & Conditions:

1) Premium Payment due within terms outlined by signed Program Guidelines.

2) Primary carriers must be rated A-VII or better by A.M. Best.

Subject To:        PRIMARY GL TERMS & CONDITIONS

Attachments:		Form Number:
1.	Miscellaneous Changes Endorsement	86231
2.	Primo Schedule A-Approved Crisis Mgmt. Firms	83687
3.	Declarations Page Limit amendment (per certificate)	Manuscript
4.	Commercial General Liability Limitation Endorsement	87043
5.	Act of Terrorism Retained Limit Endorsement — $1,000,000 SIR	83049
6.	Amendment to Definition of Insured — RPG Endorsement	Manuscript
7.	Member Policy Period Limitation Endorsement	Manuscript
8.	Limits of Insurance for Policy Term Endorsement	Manuscript
9.	Risk Purchasing Group Member Aggregate Limit endorsement	Manuscript
10.	Cross Suits Exclusion — Risk Purchasing Group Endorsement	Manuscript
11.	Economic or Trade Sanctions Condition Endorsement	87068
12.	Violation of Communication or Information Law Exclusion Endorsement	87241
13.	Automobile Liability Follow Form	80398
14.	Uninsured / Underinsured Motorist Coverage Form	82610 (6/05)
15.	Non-Concurrency Endorsement	81581
16.	Fungus Exclusion	82449
17.	Lead Exclusion	86471
18.	Foreign Liability Exclusion	80431
19.	Marine Liability Exclusion	80445
20.	Professional Liability Exclusion	83093
21.	Construction Excluded Operations Exclusion (Construction Operation, EIFS and Wrap-Ups, Demolition)	Manuscript
22.	Condominium/Co-Operative Directors and Officers Liability Limitation endorsement	Manuscript
23.	Employee Benefits Liability Limitation Endorsement	Manuscript
24.	Employers Liability / Stop Gap Limitation Endorsement	87216
25.	Employer Liability Exclusion endorsement (unlimited states)	89462
26.	Physical Abuse, Sexual Abuse or Molestation Endorsement	Manuscript
27.

Specified Operations Exclusion Endorsement

—  Adult or Child Daycare Services when performed by or on behalf of the Insured to third parties for a fee. Exception for Children’s Daycare services at a Hotel/Motel

—  Construction Companies performing services by or on behalf of the Insured to third parties for a fee.

—  Security Guard Services, when performed by or on behalf of the Insured to third parties for a fee.

—  Schools

—  Religious Organizations or Institutions

—  Casinos

28.	Knowledge of Occurrence Endorsement	Manuscript
29.	Therapeutic or Cosmetic Services Limitation	Manuscript
30.	Water Sports Exclusion	Manuscript

*	Physical and Sexual abuse endorsement is amended to provide coverage for minors in the care custody and control of the insured — capped at $5,000,000 defense inside (though underlying must maintain $1m/$2m minimum — defense outside.) This coverage grant applies to Hotel / Motel operations only.

Page Four

Re: Ensemble Real Estate Services, LLC, Etal

Additional Exclusions:	DIRECTORS & OFFICERS LIABILITY EXCLUSION BIOLOGICAL AGENTS EXCLUSION

You are hereby notified that under the federal Terrorism Risk Insurance Act of 2002 (the “Act”) effective November 26, 2002, you now have a right to purchase insurance coverage for losses arising out of the Act of Terrorism, which is defined in the Act as an act certified by the Secretary of the Treasury (i) to be an act of terrorism, (ii) to be a violent act or an act that is dangerous to (A) human life; (B) property or (C) Infrastructure, (iii) to have resulted in damage within the United States, or outside of the United States in case of an air carrier or vessel or the premises of the U.S. mission and (iv) to have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion. You should read the Act for a complete description of its coverage. The Secretary’s decision to certify or not to certify an event as an Act of Terrorism and thus covered by this law is final and not subject to review. There is a $100 billion dollar annual cap on all losses resulting from Acts of Terrorism above which no coverage will be provided under this policy and under the Act unless Congress makes some other determination.

For your information, coverage provided under this proposal for losses caused by an Act of Terrorism may be partially reimbursed by the United States under a formal established by the Act. Under this formula the United States pays 90% of terrorism losses covered by this law exceeding a statutorily established deductible that must be met by the insurer, and which deductible is based on percentage of the insurer’s direct earned premiums for the year preceding the Act of Terrorism.

The coverage offered includes a premium charge for Terrorism of 1% that is included in the total premium above.

The Hospitality & Leisure Insurance Services, Inc. is a not-for-profit corporation for which one of its purposes is the purchasing of liability insurance on a group basis on behalf of its group participants. The Purchasing Group and its participants constitute a purchasing group pursuant to the Federal Liability Risk Retention Amendments of 1986. This Certificate of Participation identifies those group liability policies issued to the Purchasing Group that are applicable to the participants identified above. All obligations under the group policy are solely those of the insurance company that issued them. Neither the Purchasing Group nor Hospitality & Leisure Insurance Services, Inc., the Purchasing Group broker, have any obligations in respect to the coverage described herein. The terms and conditions of insurance under the policies identified in this Certificate of Participation are contained solely in the Group Master Policy issued to the Purchasing Group, copies of which may be viewed at the premises of Genatt Associates, Inc., 3333 New Hyde Park Road, New Hyde Park, NY 11042.

Page Five

Re: Ensemble Real Estate Services, LLC, Etal

BINDING IS SUBJECT TO PRIMARY TERMS AND CONDITIONS ACCEPTABLE TO PROGRAM PARAMETERS.

The terms and conditions of this binder may differ from what you requested in your submission. Please review carefully.

If you should have any questions with regard to the above, please do not hesitate to contact our office.

Very truly yours,
HOSPITALITY & LEISURE INSURANCE
[GRAPHIC APPEARS HERE]
Kathy Damon
Vice President

KD:lk

Encl.

cc: file

Ensemble Real Estate Services

Property Insurance Information

January 2007

NOTE: Schedule is based on rental square footage. Gross square footage could be greater.

Entity/Building	Rental Sq Ft.	Construction/Alarm/Year	Occupants/# of stories/ Emergency Lighting	# of Elevators/# of Exits for Egress/Security	Building	Contents	BI/EE	Liability	Other

ARIZONA LOCATIONS

ApaMed Properties, LLC

Apache Junction Oncology Center-Bldg A (MOB)	6,800	Reinforced CMU	Medical Office	No Elevator	$1,020,000	$0	$168,000	Yes
2080 W. Southern Avenue		Sprinklered	1	Tenant Exits Only
Apache Junction, AZ 85220		2002	Emergency Lighting in Tenant Suites	No Security

Apache Junction Oncology Center-Bldg C (MOB)	6,066	Reinforced CMU	Medical Office	No Elevator	$810,000	$0	$161,000	Yes
2080 W. Southern Avenue		Sprinklered	1	Tenant Exits Only
Apache Junction, AZ 85220		2000	Emergency Lighting in Tenant Suites	No Security

Apache Junction Medical Plaza-Bldg B (MOB)	14,035	Reinforced CMU	Medical Office	No Elevator	$2,105,000	$0	$340,000	Yes
2080 W. Southern Avenue		Sprinklered	1	Tenant Exists Only
Apache Junction, AZ 85220		2001	Emergency Lighting in Tenant Suites	No Security

Deerval Properties, LLC

JCL-Deer Valley Medical Office	77,264	Structure Steel	Medical Office	3 Elevators	$11,961,000	$25,000	$2,000,000	Yes
19636 N. 27th Avenue		Sprinklered	4 + Basement	9 Exits
Phoenix, AZ 85027		2002	Emergency Lighting	Unarmed Contract

Entity /Building	Rental Sq Ft.	Construction/Alarm/Year	Occupants/# of Stories/ Emergency Lighting	# of Elevators/# of Exits for Egress/Security	Building	Contents	BJ/EE	Liability	Other

DSMB Properties, LLC

Desert Samaritan 1 Med. Bldg. (MOB)	74,688	Reinforced CMU	Medical Office	4 Elevators	$9,765,000	$10,000	$1,842,000	Yes
1450 S. Dobson Rd.		Sprinklered/Fire Alarm	3	5 Exits
Mesa, AZ 85202		1977	Emergency Lighting	Unarmed Contract

Desert Samaritan 2 Med. Bldg. (MOB)	64,128	Reinforced CMU	Medical Office	2 Elevators	$7,410,000	$5,000	$1,299,000	Yes
1500 S. Dobson Rd.		Partial Sprinklered/Fire Alarm	3	2 Exits
Mesa, AZ 85202		1980	Emergency Lighting	Unarmed Contract

Desert Samaritan 3 Med. Bldg. (MOB)	177,512	Reinforced CMU	Medical Office	4 Elevators	$15,760,000	$5,000	$2,103,000	Yes
1520 S. Dobson Rd.		Fire Alarm	2 Office/2 Pariding	5 Exits
Mesa, AZ 85202		1986	Emergency Lighting	Unarmed Contract

DVMC Properties, LLC

Desert Valley Medical Plaza (MOB)	53,625	Reinforced CMU	Medical Office	No Elevator	$8,584,000	$10,000	$1,110,000	Yes
4045 East Bell Road		Sprinklered/Fire Alarm	2	Tenant Exits Only
Phoenix, AZ 85032		1983	No Emergency Lighting	Unarmed Patrol

Higley Medical Properties, LLC

Vacant Land	0	1.7 acres of Vacant Land	NA	NA	$0	$0	$0	Yes	Liability Coverage Only
SW Corner of Southern Ave & Higley			NA	NA					Land Maid for Future Development
Gilbert, AZ			NA	NA

Entity/Building	Rental Sq Ft.	Construction/Alarm/Year	Occupants /# of Stories/ Emergency Lighting	# of Elevators/of Exits for Egress/Security	Building	Contents	BI/EE	Liability	Other

Litchvan Investments, LLC

Papago Medical Park 1331 N. 7th St, Phoenix, AZ 85006	79,251	Steal Beam Sprinklered 1989	Medical Office 4 Emergency Lighting	3 Elevators 4 Exits Unarmed Contract	$12,424,000	$5,000	$1,744,000	Yes

Attached Garage to Papago Medical Park 1331 N. 7th St, Phoenix, AZ 85006	130,000	Pre Cast Concrete Fire Resistive 1989	Garage 4 Emergency Lighting in Stairwells	No Elevator 2 Exits Unarmed Contract	$2,488,000	$0	$0	Yes

Paseo Medical Properties II, LLC

Thunderbird Paseo Med, Plaza (MOB) 5601 W, Eugie Avenue Glendale, AZ 85304	58,332	Reinforced CMU Sprinklered 1995	Medical Office 2 Emergency Lighting	2 Elevators 7 Exits Unarmed Contract	$9,208,000	$15,000	$1,655,000	Yes

Thunderbird Paseo Phase II (MOB) 5605 W, Eugie Avenue Glendale, AZ 85304	38,237	Reinforced Masonry & Steel Sprinklered 2001	Medical Office 2 Emergency Lighting	2 Elevators 6 Exits Unarmed Contract	$6,391,000	$15,000	$1,076,000	Yes

PCH Medical Properties, LLC

PCH-Rosenberg Children’s Medical Plaza 1920 E. Cambridge AveBuilding E Phoenix, AZ 85006	71,003	Structure Steel Sprinklered 2003	Medical Office 3 Emergency Lighting	2 Elevators 4 Exits Unarmed Contract	$12,229,000	$10,000	$1,734,000

PCH Southern Properties, LLC

Vacant Land SW Corner of Southern Ave & Higley Gilbert, AZ	0	3.3 acres of Vacant Land	NA NA NA	NA NA NA	$0	$0	$0	Yes	Liability Coverage Only Land Held for Future Development

Santa Fe Scottsdale, LLC

Santa Fe Professional Plaza (MOB) 9755 N. 90th Street Scottsdale, AZ 85258	25,294	Adobe & Block Sprinklered 1985	Medical Office 2 Emergency Lighting in Tenant Suites	1 Elevator 3 Exits No Security	$3,813,000	$5,000	$682,000	Yes

Willetta Medical Properties, LLC

Edwards Medical Building (MOB) 1300 N. 12th Street Phoenix, AZ 85006	141,194	Reinforced CMU Sprinklered 1984	Medical Office 4 Office/2 Pariding Emergency Lighting	5 Elevators 6 Exits Unarmed Contract	$26,788,000	$10,000	$2,818,000	Yes

Entity/Building	Rental Sq Ft.	Construction/Alarm/Year	Occupants/# of Stories /Emergency Lighting	# of Elevators/# of Exits for Egress/Security	Building	Contents	BI/EE	Liability	Other

CALIFORNIA LOCATIONS

575 Hardy Investors, LLC

Centinela Medical Buildings I	63,601	Structural Street	Medical Office	3 Elevators	$10,541,000	$5,000	$1,532,000	Yes
501 E, Hardy Street		Sprinklered	4	2 Exists
Inglewood, CA 90301		1978	Emergency Lighting	Unarmed Contract

Centinela Medical Buildings II	39,297	Structural Steel	Medical Office	2 Elevators	$6,518,000	$5,000	$945,000	Yes
575 E, Hardy Street		Partial Sprinklered	3	2 Exists
Inglewood, CA 90301		1972	Emergency Lighting	Unarmed Contract

Sierra Medical Propertis, LLC

Sierra San Antonio Medical Plaza	60,000	Concrete Tilt-up Panels & Steel	Medical Office	2 Elevators	$10,487,000	$25,000	$1,007,000	Yes	Currently in Development
16465 Sierra Lakes Parkway		Sprinklered	3	4 Exists					Estimated Completion 4/06
Fontana, CA 92336		2005	Emergency Lighting	Unarmed Contract

NEVADA LOCATIONS

653 Town Center Investments, LLC

Summerlin Medical Center I (MOB)	88,900	EIFS over Structural Steel	Medical Office	3 Elevators	$15,443,000	$25,000	$2,298,000	Yes
653 Town Center Drive		Sprinklered	7	4 Exits
Las Vegas, NV 89144		1996	Emergency Lighting	Unarmed Contract

653 Town Center Phase II, LLC

Summerlin Medical Center II (MOB)	92,313	EIFS over Structural Steel	Medical Office	2 Elevators	$16,036,000	$5,000	$2,197,000	Yes
653 Town Center Drive		Sprinklered	6	5 Exits
Las Vegas, NV 89144		2000	Emergency Lighting	Unarmed Contract

DesMed, LLC

Desert Springs Medical Building (MOB)	106,830	Steel	Medical Office	2 Elevators	$17,463,000	$5,000	$2,419,000	Yes
4275 Burnham		Sprinklered/Fire/Alarm	3	3 Exits
Las Vegas, NV 89119		1996	Emergency Lighting	Unarmed Contract

Entity/Building	Rental Sq Ft.	Construction/Alarm/Year	Occupants/# of Stories/ Emergency Lighting	# of Elevators/# of Exits for Egress/Security	Building	Contents	BI/EE	Liability	Other

Gold Shadow Properties, LLC

2010 Goldring Building	34,785	Block	Medical Office	2 Elevators	$13,411,000	$0	$1,378,000	Yes
2010 Goldring		Sprinklered	3	3 Exits
Las Vegas, NV 89106		1991	Emergency Lighting	Unarmed Contract

2020 Goldring Building	55,425	Block	Medical Office	3 Elevators	Included with 2010 Building
2020 Goldring		Sprinklered	5	4 Exits
Las Vegas, NV 89106		1991	Emergency Lighting	Unarmed Contract

700 Shadow Lane Building	41,042	Block	Medical Office	2 Elevators	$6,099,000	$0	$810,000	Yes
700 Shadow Lane		Sprinklered	4	5 Exits
Las Vegas, NV 89106		1989	Emergency Lighting	Unarmed Contract

Spring Valley Medical Properties, LLC

Spring Valley Medical Office Building 1	57,828	Metal Studs on steel frame	Medical Office	2 Elevators	$10,043,000	$0	$1,396,000	Yes
5380 S. Rainbow		Sprinkle red	3	5 Exits
Las Vegas, NV 89218		2003	Emergency Lighting	Unarmed Contract

Arlington Medical Properties, LLC

Saint Mary’s Center for Health	195,500	Structural Steel Frame w/Metal Stud Exterior Walls with Insulated finished system	Medical Office	6 Elevators	$34,762,000	$50,000	$4,518,000	Yes
645 N. Arlington Ave		Sprinkle red	6	5 Exits
Reno, NV 89503		Swimming Pool in Wellness Center	Emergency Lighting	Unarmed Contract
		2003-2005

Schedule 7.9

INDEBTEDNESS

$4,515,000 Mortgage loan between People’s Bank and

73 Medical Building, L.L.C., a Connecticut limited liability company.

Schedule 7.11(e)

LIENS

$4,515,000 Mortgage loan between People’s Bank and

73 Medical Building, L.L.C., a Connecticut limited liability company.

Schedule 7.25(e)

EXISTING INVESTMENTS

As of December 31, 2006, the Company has investments or commitments in forty-five facilities located in fifteen states consisting of the following:

Facility Name	Location	Type of Facility	Ownership	Guarantor
Southwest Healthcare System, Inland Valley Campus(A)	Wildomar, CA	Acute Care	100%	Universal Health Services, Inc.
McAllen Medical Center(A)	McAllen, TX	Acute Care	100%	Universal Health Services, Inc.
The Bridgeway(A)	N.Little Rock, AR	Behavioral Health	100%	Universal Health Services, Inc.
Wellington Regional Medical Center(A)	W. Palm Beach, FL	Acute Care	100%	Universal Health Services, Inc.
Kindred Hospital Chicago Central(B)	Chicago, IL	Sub-Acute Care	100%	Kindred Healthcare, Inc.
Tri-State Regional Rehabilitation Hospital(E)	Evansville, IN	Rehabilitation	100%	HealthSouth Corporation
Fresno-Herndon Medical Plaza(B)	Fresno, CA	MOB	100%	—
Family Doctor’s Medical Office Bldg.(B)	Shreveport, LA	MOB	100%	HCA Inc.
Kelsey-Seybold Clinic at Kings Crossing(B)	Kingwood, TX	MOB	100%	St. Lukes Episcopal Health Sys.
Professional Bldgs. at Kings Crossing(B)	Kingwood, TX	MOB	100%	—
Chesterbrook Academy(B)	Audubon, PA	Preschool & Childcare	100%	Nobel Learning Comm. & Subs.
Chesterbrook Academy(B)	New Britain, PA	Preschool & Childcare	100%	Nobel Learning Comm. & Subs.
Chesterbrook Academy(B)	Newtown, PA	Preschool & Childcare	100%	Nobel Learning Comm. & Subs.
Chesterbrook Academy(B)	Uwchlan, PA	Preschool & Childcare	100%	Nobel Learning Comm. & Subs.
Southern Crescent Center(B)	Riverdale, GA	MOB	100%	—
Desert Samaritan Hospital MOBs(C)	Mesa, AZ	MOB	76%	—
Suburban Medical Plaza II(C)	Louisville, KY	MOB	33%	—
Desert Valley Medical Center(C,K)	Phoenix, AZ	MOB	90%	—
Thunderbird Paseo Medical Plaza I & II(C)	Glendale, AZ	MOB	75%	—
Cypresswood Professional Center(B)	Spring, TX	MOB	100%	—
Papago Medical Park(C)	Phoenix, AZ	MOB	89%	—
Edwards Medical Plaza(C,K)	Phoenix, AZ	MOB	90%	—
Desert Springs Medical Plaza(P)	Las Vegas, NV	MOB	99%	Triad Hospitals, Inc.
Rio Rancho Medical Center(C)	Rio Rancho, NM	MOB	80%	—
Orthopaedic Specialists of Nevada Bldg.(B)	Las Vegas, NV	MOB	100%	—

Facility Name	Location	Type of Facility	Ownership	Guarantor
Santa Fe Professional Plaza(C,K)	Scottsdale, AZ	MOB	90%	—
Summerlin Hospital MOB(L,Q)	Las Vegas, NV	MOB	95%	—
Sheffield Medical Building (B)	Atlanta, GA	MOB	100%	—
Southern Crescent Center, II(B)	Riverdale, GA	MOB	100%	—
Centinela Medical Building Complex(C,K)	Inglewood, CA	MOB	90%	—
Summerlin Hospital MOB II(G)	Las Vegas, NV	MOB	98%	—
Medical Center of Western Connecticut(B)	Danbury, CT	MOB	100%	—
Mid Coast Hospital MOB(C)	Brunswick, ME	MOB	74%	—
Deer Valley Medical Office II(C)	Phoenix, AZ	MOB	90%	—
Rosenberg Children’s Medical Plaza(C)	Phoenix, AZ	MOB	85%	—
700 Shadow Lane & Goldring MOBs(D)	Las Vegas, NV	MOB	98%	—
The St. Mary’s Center for Health(F)	Reno, NV	MOB	75%	—
Apache Junction Medical Plaza(C)	Apache Junction, AZ	MOB	85%	—
Spring Valley Medical Office Building(D)	Las Vegas, NV	MOB	95%	—
Sierra San Antonio Medical Plaza(H)	Fontana, CA	MOB	95%	—
Spring Valley Medical Office Building II(I)	Las Vegas, NV	MOB	95%	—
Phoenix Children’s East Valley Care Center(J)	Gilbert, AZ	MOB	95%	—
Centennial Medical Properties (M)	Las Vegas, NV	MOB	95%	—
Canyon Healthcare Properties (N)	Gilbert, AZ	MOB	95%	—
Palmdale Medical Properties (O)	Palmdale, CA	MOB	95%	—

Schedule 11.5

NOTICE ADDRESSES FOR BANKS

Banks:

Credit Contact	Administrative Contact

WACHOVIA BANK, NATIONAL ASSOCIATION

Wachovia Bank, National Association PA 4152 One South Broad Street Philadelphia, PA 19107 Attn: Jeanette A. Griffin, Private Portfolio Management Telephone: (267) 321-6615 Facsimile: (267) 321-6700

Wachovia Bank, National Association,

201 South College Street, NC 0680

Charlotte, North Carolina 28244

Attn: Tina Thompson, Syndication Agency Services

Telephone: (704) 383-9904

Facsimile: (704) 383-0288

BANK OF AMERICA, N.A.

Bank of America, N.A. 100 N. Tryon Street Charlotte, NC 28255 Attn: Jill Hogan Telephone: (704) 386-5045 Facsimile: (704) 388-6002	Bank of America, N.A. 2001 Clayton Road Concord, CA 94520 Attn: Arthur K. Khoo Telephone: (925) 675-8395 Facsimile: (888) 203-0618

JPMORGAN CHASE BANK, N.A

JPMorgan Chase Bank, N.A. 270 Park Avenue New York, NY 10017 Attn: Dawn Lee Lum Telephone: (212) 270-2472 Facsimile: (212) 270-3279	JPMorgan Chase Bank, N.A. 1111 Fannin Street, Floor 10 Houston, TX 77002-6925 Attn: Claudia Correa Telephone: (713) 750-2128 Facsimile: (713) 750-2782

SUNTRUST BANK

SunTrust Bank TN-Nash-1907 201 4th Avenue North Nashville, TN 37219 Attn: William D. Priester Telephone: (615) 748-5969 Facsimile: (615) 748-5269	SunTrust Bank 200 S. Orange Avenue Orlando, FL 32801 Attn: Arnette Delaine Telephone: (407) 237-2439 Facsimile: (404) 588-4400

PNC BANK, NATIONAL ASSOCIATION

PNC Bank, National Association 1600 Market Street F2-F070-22-6 Philadelphia, PA 19103 Attn: Jeff DeLay Telephone: (215) 585-5237 Facsimile: (215) 585-1222	PNC Bank, National Association 500 First Avenue First Side Center Pittsburgh, PA 15222 Attn: Anita Truchan Telephone: (412) 762-2293 Facsimile: (412) 768-4586

ABN AMRO BANK N.V.

ABN AMRO Bank N.V. 135 South LaSalle Street, Suite 826 Chicago, IL 60603 Attn: Alison Dempsey Telephone: (312) 992-3830 Facsimile: (312) 904-6457	ABN AMRO Bank N.V. 540 West Madison Street, Suite 2621 Chicago, IL 60661 Attn: Credit Administration, Connie Podgorny Telephone: Facsimile: (312) 992-5111

CALYON NEW YORK BRANCH

Calyon New York Branch Healthcare Group 1301 Avenue of the Americas New York, NY 10019 Attn: Thomas Randolph Telephone: (212) 261-7431 Facsimile: (212) 261-3440	Calyon New York Branch Client Banking Services 1301 Avenue of the Americas New York, NY 10019 Attn: Mykelle Williams Telephone: (212) 261-7636 Facsimile: (917) 849-5457